                                                   Filed Pursuant to Rule 485(b)
                                                       Registration No. 33-18030
                                                                        811-5371


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]

                      Pre-Effective Amendment No.                      [ ]
                                                  ------
                      Post-Effective Amendment No.  15                 [X]
                                                  ------

                                       and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

                                Amendment No.  19
                                              -----
                             Russell Insurance Funds
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)
                     909 A Street, Tacoma, Washington 98402
                     --------------------------------------
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (253) 627-7001
                                                            --------------

Gregory J. Lyons, Associate General Counsel              Robert Fulton, Esq.
    Frank Russell Investment Company               Stradley, Ronon, Stevens & Young
             909 A Street                              2600 One Commerce Street
       Tacoma, Washington 98402                       Philadelphia, PA 19103-8120
             253-596-2406                                    215-564-8042

--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)



        Approximate date of commencement of proposed sale to the public:
  As soon as practical after the effective date of the Registration Statement.

Approximate Date of Proposed Public Offering:
     It is proposed that this filing will become effective (check appropriate box)
     ( ) immediately upon filing pursuant to paragraph (b)
     (X) on April 30, 2002 pursuant to paragraph (b)
     ( ) 60 days after filing pursuant to paragraph (a)(1)
     ( ) on ( date) pursuant to paragraph (a)(1)
     ( ) 75 days after filing pursuant to paragraph (a)(2)
     ( ) on (date) pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
     ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    [GRAPHIC]

                               MOUNTAIN LANDSCAPE

                        RUSSELL INSURANCE FUNDS
Russell Insurance Funds

PROSPECTUS

MULTI-STYLE EQUITY FUND
AGGRESSIVE EQUITY FUND
NON-U.S. FUND
REAL ESTATE SECURITIES FUND
CORE BOND FUND

APRIL 30, 2002
909 A STREET, TACOMA, WA 98402 . 800-787-7354

As with all mutual funds, the Securities and Exchange Commission has neither determined
that the information in this Prospectus is accurate or complete, nor has it approved or
disapproved of these securities. It is a criminal offense to state otherwise. [LOGO] RUSSELL

                               Table of Contents


 Risk/Return Summary.......................................................  1
  Investment Objective, Principal Investment Strategies and Principal Risks  1
  Performance..............................................................  3
  Fees and Expenses........................................................  9
 Summary Comparison of the Funds........................................... 10
 The Purpose of RIF........................................................ 10
 Frank Russell Company -- Consultant to RIF................................ 11
 Multi-Style, Multi-Manager Diversification................................ 11
 Investment Objective and Principal Investment Strategies.................. 12
 Risks..................................................................... 18
 Management of the Funds................................................... 21
 The Money Managers........................................................ 22
 Portfolio Turnover........................................................ 23
 Dividends and Distributions............................................... 23
 Taxes..................................................................... 23
 How Net Asset Value Is Determined......................................... 24
 Purchase of Fund Shares................................................... 24
 Redemption of Fund Shares................................................. 25
 Financial Highlights...................................................... 26
 Money Manager Information................................................. 31

                              RISK/RETURN SUMMARY

   Investment Objective, Principal Investment Strategies and Principal Risks

MULTI-STYLE EQUITY FUND

   Investment          To provide income and capital growth by investing
   Objective           principally in equity securities.

   Principal           The Multi-Style Equity Fund invests primarily in common
   Investment          stocks of medium and large capitalization companies,
   Strategies          most of which are US based. While market capitalization
                       changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund generally defines large and medium capitalization stocks as stocks of the largest 1000 companies in the US.
                       The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles.
                       The Fund uses three principal investment styles intended to complement one another: a Growth Style, a Value Style and a Market-Oriented Style. The Fund intends to be fully invested at all times.

   Principal Risks     An investment in the Multi-Style Equity Fund, like any
                       investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with investing in equity securities, using a multi-manager approach, securities lending and exposing liquidity reserves to equity markets. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Please refer to the "Risks" section later in this Prospectus for further details.

AGGRESSIVE EQUITY FUND

   Investment          To provide capital appreciation by assuming a higher
   Objective           level of volatility than is ordinarily expected from the
                       Multi-Style Equity Fund by investing in equity securities.

   Principal           The Aggressive Equity Fund invests primarily in common
   Investment          stocks of small and medium capitalization companies,
   Strategies          most of which are US based. While market capitalization
                       changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund generally defines medium and small capitalization stocks as stocks of all but the largest 500 companies in the US. The
                       Fund's investments may include companies that have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell
                       2000(R) Index.
                       The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles.
                       The Fund uses three principal investment styles intended to complement one another: a Growth Style, a Value Style and a Market-Oriented Style. The Fund intends to be fully invested at all times.
                       A portion of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

   Principal Risks     An investment in the Aggressive Equity Fund, like any
                       investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with investing in equity securities, particularly securities of small capitalization companies, using a multi-manager approach, securities lending and exposing liquidity reserves to equity markets. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Please refer to the "Risks" section later in this Prospectus for further details.

NON-U.S. FUND

   Investment          To provide favorable total return and additional
   Objective           diversification for US investors by investing primarily
                       in equity and fixed-income securities of non-US companies and securities issued by non-US governments.

   Principal           The Non-U.S. Fund invests primarily in equity securities
   Investment          issued by companies domiciled outside the US and in
   Strategies          depository receipts, which represent ownership of
                       securities of non-US companies. The Fund's investments span most of the developed nations of the world
                       (particularly Europe and the Far East) to maintain a high degree of diversification among countries and currencies. This Fund may be appropriate for investors who want to reduce their investment portfolio's overall volatility by combining an investment in this Fund with investments in US equities.
                       The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles.
                       The Fund uses three principal investment styles intended to complement one another: a Growth Style, a Value Style and a Market-Oriented Style. The Fund intends to be fully invested at all times.
                       A portion of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

   Principal Risks     An investment in the Non-U.S. Fund, like any investment,
                       has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with investing in equity securities, particularly in international securities, using a multi-manager approach, securities lending and exposing liquidity reserves to equity markets. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Please refer to the "Risks" section later in this Prospectus for further details.

REAL ESTATE SECURITIES FUND

   Investment          To generate a high level of total return through above
   Objective           average current income while maintaining the potential
                       for capital appreciation.


   Principal           The Real Estate Securities Fund seeks to achieve its
   Investment          objective by concentrating its investments in equity and
   Strategies          debt securities of issuers whose value is derived
                       primarily from development, management and market pricing of underlying real estate properties. The Fund invests primarily in securities of companies known as real estate investment trusts (REITs) that own and/or manage properties. REITs may be composed of anywhere from two to over 1,000 properties. The Fund may also invest in equity and debt securities of other types of real estate-related companies. The Fund invests in companies which are predominantly US based.

                       The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers whose approaches are intended to complement one another.
                       The Fund intends to be fully invested at all times. A portion of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

   Principal Risks     An investment in the Real Estate Securities Fund, like
                       any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with investing in equity securities, particularly in securities of companies concentrated in the real estate market, using a multi-manager approach, securities lending and exposing liquidity reserves to equity markets. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Please refer to the "Risks" section later in this Prospectus for further details.

CORE BOND FUND

   Investment          To maximize total return through capital appreciation
   Objective           and income by assuming a level of volatility consistent
                       with the broad fixed-income market by investing in fixed-income securities.


   Principal           The Core Bond Fund invests primarily in fixed-income
   Investment          securities. In particular, the Fund holds fixed income
   Strategies          securities issued or guaranteed by the US government
                       and, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). The Fund may invest up to 25% of its assets in debt securities that are rated below investment grade. These securities are commonly referred to as "junk bonds."


                       The duration of the Fund's portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 4.54 years as of December 31, 2001, but may vary up to 25% from the Index's duration. The Fund has no restrictions on individual security duration.

                       The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund employs multiple money managers, each with its own expertise in the fixed-income markets.

   Principal Risks     An investment in the Core Bond Fund, like any
                       investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with investing in fixed-income securities, including non-investment grade fixed-income securities, investing in municipal obligations and international securities, employing derivatives and using a multi-manager approach. Please refer to the "Risks" section later in this Prospectus for further details.

   An investment in any Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                  Performance

   The following bar charts illustrate the risks of investing in each of the Funds by showing how the performance of each Fund varies from year to year. The highest and lowest quarterly returns during the period shown in the bar charts for each of the Funds is set forth below the bar charts. The performance results shown in this section do not reflect any Insurance Company Separate Account or Policy charges. Those charges, if included, would have reduced the performance results shown in this section.

   The tables accompanying the bar charts further illustrate the risks of investing in the Funds by showing how each Fund's average annual returns for the periods shown compare with the returns of certain indexes that measure broad market performance.


   Past performance is no indication of future results.

                            Multi-Style Equity Fund

                             Annual Total Returns
                       (for the years ended December 31)



                                    [CHART]

1997     28.53
1998     28.71
1999     17.17
2000    -12.26
2001    -14.21



                        Best Quarter:  23.04% (4Q/98)
                        Worst Quarter: (15.19)% (3Q/01)




Average annual total returns                                   Since
for the periods ended December 31, 2001              1 Year  Inception*
---------------------------------------             -------- ----------

Multi-Style Equity Fund............................ (14.21)%    7.85%

Russell 1000(R) Index.............................. (12.45)%   10.50%



  * For the period January 2, 1997 (commencement of operations) to December 31, 2001.

                            Aggressive Equity Fund

                             Annual Total Returns
                       (for the years ended December 31)



                                    [CHART]

1997      35.07
1998       1.02
1999       6.08
2000      -0.66
2001      -2.37



                        Best Quarter:  19.48% (4Q/01)
                        Worst Quarter: (18.11)% (3Q/01)




Average annual total returns                                  Since
for the periods ended December 31, 2001             1 Year  Inception*
---------------------------------------             ------- ----------

Aggressive Equity Fund............................. (2.36)%    7.02%

Russell 2500(TM) Index.............................   1.22%   10.34%


  * For the period January 2, 1997 (commencement of operations) to December 31, 2001.

                                 Non-U.S. Fund

                             Annual Total Returns
                       (for the years ended December 31)

                                                             [CHART]

                         1997      0.30
                         1998     12.96
                         1999     33.35
                         2000    -14.43
                         2001    -22.03




                        Best Quarter:  19.89% (4Q/99)
                        Worst Quarter: (16.44)% (3Q/98)



Average annual total returns                                   Since
for the periods ended December 31, 2001              1 Year  Inception*
---------------------------------------             -------- ----------

Non-U.S. Fund...................................... (22.03)%   0.16%

Salomon Smith Barney Broad Market Index (BMI) World
ex-US.............................................. (20.08)%   1.71%



  * For the period January 2, 1997 (commencement of operations) to December 31, 2001.

                          Real Estate Securities Fund

                             Annual Total Returns
                       (for the years ended December 31)

                                                             [CHART]

                         1999        -7.26
                         2000        27.24
                         2001         7.84


                         Best Quarter:  9.51% (2Q/00)
                         Worst Quarter: (8.23)% (3Q/99)



Average annual total returns                                 Since
for the periods ended December 31, 2001             1 Year Inception*
---------------------------------------             ------ ----------

Real Estate Securities Fund........................  7.84%    9.39%

NAREIT Equity REIT Index........................... 13.93%   10.90%


  * For the period April 30, 1999 (commencement of operations) to December 31, 2001.

                                Core Bond Fund

                             Annual Total Returns
                       (for the years ended December 31)

                                                             [CHART]

                         1997     9.73
                         1998     7.39
                         1999    -0.61
                         2000    10.00
                         2001     7.41



                         Best Quarter:  4.37% (3Q/01)
                         Worst Quarter: (1.00)% (1Q/97)




Average annual total returns                                  Since
for the periods ended December 31, 2001             1 Year  Inception*
---------------------------------------             ------- ----------

Core Bond Fund.....................................  7.41%    6.72%
Lehman Brothers Aggregate Bond Index...............  8.44%    7.43%

30-Day Yields for the year ended December 31, 2001  Current
--------------------------------------------------  -------

Core Bond Fund.....................................  4.32%



  * For the period January 2, 1997 (commencement of operations) to December 31, 2001.


   To obtain current yield information, please call 1-800-787-7354.

                               Fees and Expenses

   The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Funds.

                               Shareholder Fees
                   (fees paid directly from your investment)

                            Maximum Sales
              Maximum Sales Charge (Load)
              Charge (Load)  Imposed on      Maximum
               Imposed on    Reinvested   Deferred Sales Redemption Exchange
                Purchases     Dividends   Charge (Load)     Fees      Fees
              ------------- ------------- -------------- ---------- --------
    All Funds     None          None           None         None      None

                        Annual Fund Operating Expenses
                 (expenses that are deducted from Fund assets)
                               (% of net assets)


                                                 Total Gross
                                                 Annual Fund  Fee Waivers   Total Net Fund
                             Management  Other    Operating   and Expense     Operating
                                Fee     Expenses  Expenses   Reimbursements    Expenses
                             ---------- -------- ----------- -------------- --------------
Multi-Style Equity Fund*....   0.78%     0.21%      0.99%       (0.07)%         0.92%
Aggressive Equity Fund*.....   0.95%     0.43%      1.38%       (0.13)%         1.25%
Non-U.S. Fund*..............   0.95%     0.48%      1.43%       (0.13)%         1.30%
Real Estate Securities Fund*   0.85%     0.21%      1.06%        0.00 %         1.06%
Core Bond Fund*.............   0.60%     0.28%      0.88%       (0.08)%         0.80%



* Multi-Style Equity Fund -- The Fund's Manager, Frank Russell Investment Management Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2003, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.92% of the average daily net assets on an annual basis.



   Aggressive Equity Fund -- FRIMCo has contractually agreed to waive, at least until April 30, 2003, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.25% of the average daily net assets on an annual basis.



   Non-U.S. Fund -- FRIMCo has contractually agreed to waive, at least until April 30, 2003, a portion of its 0.95% management fee, up to the full amount of that fee, equal to amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.30% of the average daily net assets on an annual basis.



   Real Estate Securities Fund -- FRIMCo has contractually agreed to waive, at least until April 30, 2003, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.15% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.15% of the average daily net assets on an annual basis.



   Core Bond Fund -- FRIMCo has contractually agreed to waive, at least until April 30, 2003, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.80% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.80% of the average daily net assets on an annual basis.



   In addition to the management fees payable by the Funds to FRIMCo, each Fund that invests its uninvested cash balances or collateral received in securities lending transactions in one or more of Frank Russell Investment Company's ("FRIC") money market funds pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of that money market fund's operating expenses, which include the advisory and administrative fees that such money market fund pays to FRIMCo. Currently, the uninvested cash balances and collateral are invested in FRIC's Money Market Fund whose aggregate annual rate of advisory and administrative fees payable to FRIMCo is 0.10% (net of fee waivers and reimbursements) of that fund's average daily net assets.

Example

   This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.


   The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. This example does not reflect any Insurance Company Separate Account or Policy charges. If it did, the costs shown would be higher.


   Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                       1 Year 3 Years 5 Years 10 Years
                                       ------ ------- ------- --------
          Fund
           Multi-Style Equity Fund....  $ 94   $308    $540    $1,206
           Aggressive Equity Fund.....   127    424     743     1,646
           Non-U.S. Fund..............   132    439     769     1,702
           Real Estate Securities Fund   108    337     584     1,293
           Core Bond Fund.............    82    273     480     1,077


                        SUMMARY COMPARISON OF THE FUNDS

                     Fund                         Focus
           ------------------------- -------------------------------
           Mutli-Style Equity Fund.. Income and capital growth
           Aggressive Equity Fund... Maximum total return
           Non-U.S. Fund............ Total return
           Real Estate Securities
             Fund................... Total return
           Core Bond Fund........... Income and capital appreciation

                              THE PURPOSE OF RIF

   Russell Insurance Funds (RIF) has been organized to provide the investment base for one or more variable insurance products (Policies) to be issued by one or more insurance companies (each referred to herein as an "Insurance Company"). Additionally, Insurance Companies may invest their own general account assets in RIF. Each Insurance Company holds the interests of each Policy owner in a separate account (Separate Account). Accordingly, the interest of a Policy owner in RIF's Shares is subject to the terms of the Policy described in the accompanying prospectus for the Policy, which should be reviewed carefully by a person considering the purchase of a Policy. That prospectus describes the relationship between increases or decreases in the net asset value of Shares and any distributions on such Shares, and the benefits provided under the Policy. The rights of an Insurance Company as a shareholder of a Fund should be distinguished from the rights of a Policy owner which are described in the Policies. As long as Shares of the Funds are sold only to the Insurance Company, the term "shareholder" or "shareholders" in this Prospectus refers to an Insurance Company owning Shares of RIF.

                             FRANK RUSSELL COMPANY
                               CONSULTANT TO RIF

   Frank Russell Company (Russell), founded in 1936, has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides the Funds and Frank Russell Investment Management Company (FRIMCo), the Funds' advisor, with the asset management consulting services that it provides to its other consulting clients. The Funds do not compensate Russell for these services.

   Three functions form the core of Russell's consulting services:

  . Objective Setting: Defining appropriate investment objectives and desired investment returns, based on a client's unique situation and risk tolerance.

  . Asset Allocation: Allocating a client's assets among different asset classes, such as common stocks, fixed-income securities, international securities, temporary cash investments and real estate, in a way most likely to achieve the client's objectives and desired returns.

  . Money Manager Research: Evaluating and recommending professional investment advisory and management organizations ("money managers") to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies.

   When this process is completed, a client's assets are invested using a "multi-style, multi-manager diversification" technique. The goals of this process are to reduce risk and to increase returns. While this process forms the basis of the Funds' investment philosophy, it is extrinsic to the Funds and cannot be replicated by investing in only a single Fund.

                  MULTI-STYLE, MULTI-MANAGER DIVERSIFICATION

   The Funds believe investors should seek to hold fully diversified portfolios that reflect both their own investment time horizons and their ability to accept risk. The Funds believe that for many, this can be accomplished through strategically purchasing shares in one or more Funds which have been structured to provide access to specific asset classes employing a multi-style, multi-manager approach.

   Capital market history shows that asset classes with greater risk will generally outperform lower risk asset classes over time. For instance, corporate equities, over the past 50 years, have outperformed corporate debt in absolute terms. However, what is generally true of performance over extended periods will not necessarily be true at any given time during a market cycle, and from time to time asset classes with greater risk may also underperform lower risk asset classes, on either a risk adjusted or absolute basis. Investors should select a mix of asset classes that reflects their overall ability to withstand market fluctuations over their investment horizons.

   Studies have shown that no single investment style within an asset class will consistently outperform competing styles. For instance, investment styles favoring securities with growth characteristics may outperform styles favoring income producing securities, and vice versa. For this reason, no single manager has consistently outperformed the market over extended periods. Although performance cycles tend to repeat themselves, they do not do so predictably.

   The Funds believe, however, that it is possible to select managers who have shown a consistent ability to achieve superior results within subsets or styles of specific asset classes and investment styles by employing a unique combination of qualitative and quantitative measurements. The Funds combine these select managers with other managers within the same asset class who employ complementary styles. By combining complementary investment styles within an asset class, investors are better able to reduce their exposure to the risk of any one investment style going out of favor.

   By strategically selecting from among a variety of investments by asset class, each of which has been constructed using these multi-style, multi-manager principles, investors are able to design portfolios that meet their specific investment needs.


   Unlike most investment companies that have a single organization that acts as both administrator and investment advisor, the Funds divide responsibility for corporate management and investment advice between FRIMCo and a number of different money managers.



   Each Fund conducts its business through a number of service providers who act on their behalf. FRIMCo, the Funds' administrator and investment advisor, performs the Funds' day to day corporate management and also evaluates and oversees the Funds' money managers. Each of the Fund's money managers makes all investment decisions for the portion of the Fund assigned to it by FRIMCo. The Funds' custodian, State Street Bank, maintains custody of all of the Funds' assets. FRIMCo, in its capacity as the Funds' transfer agent, is responsible for maintaining the Funds' shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

                      INVESTMENT OBJECTIVE AND PRINCIPAL
                             INVESTMENT STRATEGIES

MULTI-STYLE EQUITY FUND

   Investment          To provide income and capital growth by investing
   Objective           principally in equity securities.

   Principal           The Multi-Style Equity Fund invests primarily in common
   Investment          stocks of medium and large capitalization companies,
   Strategies          most of which are US based. While market capitalization
                       changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization, the Fund generally defines large and medium capitalization stocks as stocks of the largest 1000 companies in the US.

                       The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund will provide 60 days' notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Equity securities include common stocks, securities convertible into common stocks and securities having common stock characteristics or other derivative instruments whose value is based on common stocks, such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps.

                       The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses the following principal investment styles intended to complement one another:

                         . Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects. These companies are generally found in the technology, health care, consumer and service sectors.

                         . Value Style emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues or cash flow. These companies are generally found among industrial, financial and utilities sectors.

                         . Market-Oriented Style emphasizes investments in companies that appear to be undervalued relative to their growth prospects. Managers select securities from the broad equity market rather than focusing on the growth or value segments of the market. This style results in the Fund holding securities representing a broad cross section of companies and industries.

                       Additionally, the Fund is diversified by equity substyle. For example, within the Growth Style, the Fund expects to employ both an Earnings Momentum substyle (concentrating on companies with more volatile and accelerating growth rates) and a Consistent Growth substyle (concentrating on companies with stable earnings growth over an economic cycle).

                       When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and substyle and its performance record, as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                       The Fund intends to be fully invested at all times.

                       Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This generally causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally, the Fund may invest its liquidity reserves in one or more money market funds of Frank Russell Investment Company, a registered investment company that employs the same investment adviser as Russell Insurance Funds.


                       The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.


                       From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

AGGRESSIVE EQUITY FUND

   Investment          To provide capital appreciation by assuming a higher
   Objective           level of volatility than is ordinarily expected from the
                       Multi-Style Equity Fund by investing in equity securities.

   Principal           The Aggressive Equity Fund invests primarily in common
   Investment          stocks of small and medium capitalization companies most
   Strategies          of which are US based. While market capitalization
                       changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization, the Fund generally defines medium and small capitalization stocks as stocks of all but the largest 500 companies in the US. The Fund's investments may include companies that have been publicly traded for less than five years and smaller companies, such as companies not listed in the Russell
                       2000(R) Index.


                       The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund will provide 60 days' notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets. Equity securities include common stocks, securities convertible into common stocks and securities having common stock characteristics or other derivative instruments whose value is based on common stocks, such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps.


                       The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses the following principal investment styles intended to complement one another:

                         . Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects. These companies are generally found in the technology, health care, consumer and service sectors.

                         . Value Style emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues or cash flow. These companies are generally found among industrial, financial and utilities sectors.

                         . Market-Oriented Style emphasizes investments in companies that appear to be undervalued relative to their growth prospects. Managers select securities from the broad equity market rather than focusing on the growth or value segments of the market. This style results in the Fund holding securities representing a broad cross section of companies and industries.

                       When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record, as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                       The Fund intends to be fully invested at all times.

                       Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This generally causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally, the Fund may invest its liquidity reserves in one or more money market funds of Frank Russell Investment Company, a registered investment company that employs the same investment adviser as Russell Insurance Funds.

                       A portion of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).


                       The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.


                       From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

NON-U.S. FUND

   Investment          To provide favorable total return and additional
   Objective           diversification for US investors by investing primarily
                       in equity and fixed-income securities of non-US companies and securities issued by non-US governments.


   Principal           The Non-U.S. Fund invests primarily in equity securities
   Investment          issued by companies domiciled outside the US and in
   Strategies          depository receipts which represent ownership of
                       securities of non-US companies. These companies are referred to as "Non-U.S. Companies." The Fund's investments span most of the developed nations of the world (particularly Europe and the Far East) to maintain a high degree of diversification among countries and currencies. Because international equity investment performance has a reasonably low correlation to US equity performance, this Fund may be appropriate for investors who want to reduce their investment portfolio's overall volatility by combining an investment in this Fund with investments in US equities.
                       The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in Non-U.S. Companies. The Fund will provide 60 days' notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.


                       The Fund may seek to protect its investments against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable the Fund to "lock in" the US dollar price of a security that it plans to buy or sell. The Fund may not accurately predict currency movements.

                       The Fund employs a "multi-style, multi-manager" approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. The Fund uses the following principal investment styles intended to complement one another:

                         . Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects. These companies are generally found in the technology, health care, consumer and service sectors.

                         . Value Style emphasizes investments in equity securities of companies that appear to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues or cash flow. These companies are generally found among industrial, financial and utilities sectors.

                         . Market-Oriented Style emphasizes investments in companies that appear to be undervalued relative to their growth prospects. Managers select securities from the broad equity market rather than focusing on the growth or value segments of the market. This style results in the Fund holding securities representing a broad cross section of companies and industries. A variation of this style maintains investments that replicate country and sector weightings of a broad international market index.

                       When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record, as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                       The Fund intends to be fully invested at all times.

                       Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This generally causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally, the Fund may invest its liquidity reserves in one or more money market funds of Frank Russell Investment Company, a registered investment company that employs the same investment adviser as Russell Insurance Funds.

                       A portion of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).


                       The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.


                       From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

REAL ESTATE SECURITIES FUND

   Investment          To generate a high level of total return through above
   Objective           average current income while maintaining the potential
                       for capital appreciation.


   Principal           The Real Estate Securities Fund seeks to achieve its
   Investment          objective by concentrating its investments in equity and
   Strategies          debt securities of issuers whose value is derived
                       primarily from development, management and market pricing of underlying real estate properties ("real estate securities"). The Fund has a non-fundamental policy to invest, under normal circumstances, at least
                       80% of the value of its assets in real estate securities. The Fund will provide 60 days' notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.


                       The Fund invests primarily in securities of companies, known as real estate investment trusts (REITs), that own and/or manage properties. REITs may be composed of anywhere from two to over 1,000 properties. The Fund may also invest in equity and debt securities of other types of real estate-related companies. The Fund invests in companies which are predominantly US based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

                       The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers whose approaches are intended to complement one another.

                       When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and its performance record, as well as the characteristics of the money manager's typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, property type and geographic weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                       The Fund intends to be fully invested at all times.

                       Although the Fund, like any mutual fund, maintains liquidity reserves (i.e., cash awaiting investment or held to meet redemption requests), the Fund may expose these reserves to the performance of appropriate equity markets by investing in stock index futures contracts. This generally causes the Fund to perform as though its cash reserves were actually invested in those markets. Additionally, the Fund may invest its liquidity reserves in one or more money market funds of Frank Russell Investment Company, a registered investment company that employs the same investment adviser as Russell Insurance Funds.

                       A portion of the Fund's net assets may be "illiquid" securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).


                       The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.


                       From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

CORE BOND FUND

   Investment          To maximize total return through capital appreciation
   Objective           and income by assuming a level of volatility consistent
                       with the broad fixed-income market by investing in fixed-income securities.


   Principal           The Core Bond Fund invests primarily in fixed-income
   Investment          securities. Fixed income securities, also referred to as
   Strategies          bonds, are securities representing debt obligations that
                       require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest.
                       In particular, the Fund holds fixed income securities issued or guaranteed by the US government and, to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations
                       (Yankee Bonds). A majority of the Fund's holdings are US dollar denominated. From time to time, the Fund may invest in municipal debt obligations. The Fund considers each of these foregoing types of securities to be "bonds." The Fund also considers derivative instruments whose value is based on debt obligations, such as futures contracts, interest rate swaps and forward contracts, to be included in the definition of bonds.
                       The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in bonds. The Fund will provide 60 days' notice to its shareholders prior to a change in this policy.
                       The 80% investment requirement applies at the time the Fund invests its assets.

                       The Fund may invest up to 25% of its assets in debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the Fund to be of comparable quality. These securities are commonly referred to as "junk bonds."


                       The duration of the Fund's portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 4.54 years as of December 31, 2001, but may vary up to 25% from the Index's duration. The Fund has no restrictions on individual security duration.


                       The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund's money managers also identify sectors of the fixed-income market that they believe are undervalued and concentrate the Fund's investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts. Additionally, the Fund typically holds proportionately fewer US Treasury obligations than are represented in the Lehman Brothers Aggregate Bond Index.

                       The Fund employs multiple money managers, each with its own expertise in the fixed-income markets. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager's investment style and performance record as well as the characteristics of the money manager's typical portfolio investments. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers' historical and expected investment returns correlate with one another.

                       The Fund may enter into interest rate futures contracts, options on such futures contracts and interest rate swaps (i.e., agreements to exchange the Fund's rights to receive certain interest payments) as a substitute for holding physical securities or to facilitate the implementation of its investment strategy but not for leverage purposes. Additionally, the Fund may invest its liquidity reserves in one or more Frank Russell Investment Company money market funds, a registered investment adviser that employs the same investment adviser as Russell Insurance Funds.


                       The Fund may lend up to one-third of its portfolio securities to earn income. These loans may be terminated at any time. The Fund will receive either cash or US government debt obligations as collateral.


                       From time to time, the Fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times.

                                     RISKS

   An investment in the Funds, like any investment, has risks. The following table describes principal types of risks that each Fund is subject to and lists next to each description those Funds most likely to be affected by the risk. Other Funds that are not listed may be subject to one or more of the risks, but not in a way that is expected to principally affect the performance of such Funds as a whole. Please refer to the Funds' Statement of Additional Information for a discussion of risks associated with types of securities held by the Funds and the investment practices employed by the individual Funds.

    Risk Associated With         Description                                             Relevant Fund
-----------------------------    ------------                                        ----------------------

Multi-Manager Approach           The investment styles employed by a Fund's          All Funds
                                 money managers may not be complementary.
                                 The interplay of the various strategies employed
                                 by a Fund's multiple money managers may
                                 result in a Fund holding a concentration of
                                 certain types of securities. This concentration
                                 may be beneficial or detrimental to a Fund's
                                 performance depending upon the performance
                                 of those securities and the overall economic
                                 environment. The multi-manager approach
                                 could result in a high level of portfolio turnover,
                                 resulting in higher Fund brokerage expenses
                                 and increased tax liability from a Fund's
                                 realization of capital gains.

Equity Securities                The value of equity securities will rise and fall   Multi-Style Equity
                                 in response to the activities of the company that   Aggressive Equity
                                 issued the stock, general market conditions and/    Non-U.S.
                                 or economic conditions.                             Real Estate Securities

..    Value Stocks                Investments in value stocks are subject to risks
                                 that (i) their intrinsic values may never be        Multi-Style Equity
                                 realized by the market or (ii) such stock may       Aggressive Equity
                                 turn out not to have been undervalued.              Non-U.S.

..    Growth Stocks               Growth company stocks may provide minimal           Multi-Style Equity
                                 dividends which could otherwise cushion stock       Aggressive Equity
                                 prices in a market decline. The value of growth     Non-U.S.
                                 company stocks may rise and fall significantly
                                 based, in part, on investors' perceptions of the

..    Market-Oriented             Market-oriented investments are generally           Multi-Style Equity
     Investments                 subject to the risks associated with growth and     Aggressive Equity
                                 value stocks.                                       Non-U.S.

..    Securities of Small         Investments in smaller companies may involve        Aggressive Equity
     Capitalization Companies    greater risks because these companies generally     Real Estate Securities
                                 have a limited track record. Smaller companies
                                 often have narrower markets and more limited
                                 managerial and financial resources than larger,
                                 more established companies. As a result, their
                                 performance can be more volatile, which may
                                 increase the volatility of a Fund's portfolio.

Fixed-Income Securities         Prices of fixed-income securities rise and fall in  Core Bond response to interest rate changes. Generally,
                                when interest rates rise, prices of fixed-income
                                securities fall. The longer the duration of the
                                security, the more sensitive the security is to
                                this risk. A 1% increase in interest rates would
                                reduce the value of a $100 note by
                                approximately one dollar if it had a one-year
                                duration, but would reduce its value by
                                approximately fifteen dollars if it had a 15-year
                                duration. There is also a risk that one or more of
                                the securities will be downgraded in credit
                                rating or go into default. Lower-rated bonds
                                generally have higher credit risks.

..    Non-Investment Grade       Although lower rated debt securities generally      Core Bond
     Fixed-Income Securities    offer a higher yield than higher rated debt
                                securities, they involve higher risks. They are
                                especially subject to:
                                .    Adverse changes in general economic
                                     conditions and in the industries in which
                                     their issuers are engaged,
                                .    Changes in the financial condition of
                                     their issuers and
                                .    Price fluctuations in response to changes
                                     in interest rates.
                                As a result, issuers of lower rated debt securities
                                are more likely than other issuers to miss
                                principal and interest payments or to default
                                which could result in a loss to a Fund.

International Securities        A Fund's return and net asset value may be          Non-U.S.
                                significantly affected by political or economic     Core Bond
                                conditions and regulatory requirements in a
                                particular country. Non-US markets, economies
                                and political systems may be less stable than
                                US markets, and changes in exchange rates of
                                foreign currencies can affect the value of a
                                Fund's foreign assets. Non-US laws and
                                accounting standards typically are not as strict
                                as they are in the US and there may be less
                                public information available about foreign
                                companies. Non-US securities markets may be
                                less liquid and have fewer transactions than US
                                securities markets. Additionally, international
                                markets may experience delays and disruptions
                                in securities settlement procedures for a Fund's
                                portfolio securities.

..    Non-US Debt Securities     A Fund's non-US debt securities are typically       Core Bond
                                obligations of sovereign governments and
                                corporations. These securities are particularly
                                subject to a risk of default from political
                                instability.

..    Instruments of US and      Non-US corporations and banks issuing dollar        Core Bond
     Foreign Banks and          denominated instruments in the US are not
     Branches and Foreign       necessarily subject to the same regulatory
     Corporations, Including    requirements that apply to US corporations and
     Yankee Bonds               banks, such as accounting, auditing and
                                recordkeeping standards, the public availability
                                of information and, for banks, reserve
                                requirements, loan limitations and
                                examinations. This increases the possibility that
                                a non-US corporation or bank may become
                                insolvent or otherwise unable to fulfill its
                                obligations on these instruments.

Derivatives (e.g. Futures       If a Fund incorrectly forecasts interest rates in   Core Bond
Contracts, Options on Futures,  using derivatives, the Fund could lose money.
Interest Rate Swaps)            Price movements of a futures contract, option or
                                structured note may not be identical to price
                                movements of portfolio securities or a securities
                                index resulting in the risk that, when a Fund
                                buys a futures contract or option as a hedge, the
                                hedge may not be completely effective.

Real Estate Securities          Just as real estate values go up and down, the      Real Estate Securities
                                value of the securities of companies involved in
                                the industry, and in which a Fund invests, also
                                fluctuates. A Fund that invests in real estate
                                securities is also subject to the risks associated
                                with direct ownership of real estate. Additional
                                risks include declines in the value of real estate,
                                changes in general and local economic
                                conditions, increases in property taxes and
                                changes in tax laws and interest rates. The value
                                of securities of companies that service the real
                                estate industry may also be affected by such
                                risks.

..    REITs                      REITs may be affected by changes in the value       Real Estate Securities
                                of the underlying properties owned by the
                                REITs and by the quality of any credit extended.
                                Moreover, the underlying portfolios of REITs
                                may not be diversified, and therefore are subject
                                to the risk of financing a single or a limited
                                number of projects. REITs are also dependent
                                upon management skills and are subject to heavy
                                cash flow dependency, defaults by borrowers,
                                self-liquidation and the possibility of failing
                                either to qualify for tax-free pass through of
                                income under federal tax laws or to maintain
                                their exemption from certain federal securities
                                laws.

Municipal Obligations          Municipal obligations are affected by economic,      Core Bond
                               business or political developments. These
                               securities may be subject to provisions of
                               litigation, bankruptcy and other laws affecting
                               the rights and remedies of creditors, or may
                               become subject to future laws extending the time
                               for payment of principal and/or interest, or
                               limiting the rights of municipalities to levy taxes.

Repurchase Agreements          Under a repurchase agreement, a bank or broker       Core Bond
                               sells securities to a Fund and agrees to repurchase
                               them at the Fund's cost plus interest. If the value
                               of the securities declines and the bank or broker
                               defaults on its repurchase obligation, a Fund
                               could incur a loss.

Exposing Liquidity Reserves to By exposing its liquidity reserves to an equity      Multi-Style Equity
Equity Markets                 market, principally by use of equity index futures   Aggressive Equity
                               but also by use of exchange traded and over-the-     Non-U.S. Real Estate
                               counter options and equity index swaps, a Fund's     Securities
                               performance tends to correlate more closely to
                               the performance of that market as a whole.
                               However, the market performance of these
                               instruments may not correlate precisely to the
                               performance of a stock market. This approach
                               increases a Fund's performance if the particular
                               equity market rises and reduces a Fund's
                               performance if the particular equity market
                               declines.

Securities Lending             If a borrower of a Fund's securities fails           All Funds
                               financially, the Fund's recovery of the loaned
                               securities may be delayed or the Fund may lose
                               its rights to the collateral which could result in a
                               loss to a Fund.




                            MANAGEMENT OF THE FUNDS


   The Funds' investment advisor is FRIMCo, 909 A Street, Tacoma, Washington 98402. FRIMCo pioneered the "multi-style, multi-manager" investment method in mutual funds and, as of December 31, 2001, managed over $16.9 billion in more than 35 mutual fund portfolios. FRIMCo was established in 1982 to serve as the investment management arm of Russell.


   Russell, which acts as consultant to the Funds, was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides the Funds and FRIMCo with the asset management consulting services that it provides to its other consulting clients. The Funds do not compensate Russell for these services. Russell and its affiliates have offices around the world, in Tacoma, New York, Toronto, London, Paris, Sydney, Auckland, Singapore and Tokyo.


   Russell is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual life insurance company headquartered in Milwaukee, Wisconsin. In the life and health insurance category, it was named the most admired company in the U.S. in Fortune's corporate reputation survey published in 2001.


   FRIMCo recommends money managers to the Funds, allocates Fund assets among them, oversees them and evaluates their results. FRIMCo also oversees the management of the Funds' liquidity reserves. The Funds' money managers select the individual portfolio securities for the assets assigned to them.

   FRIMCo's officers and employees who oversee the money managers are:

  . Randall P. Lert, who has been Chief Investment Officer of FRIMCo since June 1989.


  . Randal C. Burge, who has been Director, Portfolio Management since December 2001. From 1999 to 2001, Mr. Burge was Director of Global Fixed Income for FRIMCo. From 1995 to 1999, Mr. Burge was a Portfolio Manager of FRIMCo.



  . Jean Carter, who has been Director, North American IMG since December 2001. From 1999 to 2001, Ms. Carter was Director of Global Fixed Income for FRIMCo. From 1994 to 1999, Ms. Carter was a Portfolio Manager of FRIMCo.


  . Ron Dugan, who has been a Portfolio Manager of FRIMCo since November 2000. From 1993 to 2000, Mr. Dugan was employed by the Baptist Foundation of Texas where he held the positions of Senior Investment Analyst from 1993 to 1998, Investment Officer from 1998 to 1999 and Chief Investment Officer from 1999 to 2000.

  . Ann Duncan, who has been a Portfolio Manager of FRIMCo since January 1998. From 1996 to 1997, Ms. Duncan was a Senior Equity Research Analyst with Russell. From 1992 to 1995, Ms. Duncan was an equity analyst and portfolio manager with Avatar Associates.


  . Bruce A. Eidelson, who has been a Portfolio Manager of Russell Real Estate Advisors Inc. ("RREA"), an affiliate of FRIMCo, since January 2002. From 1999 to 2001, Mr. Eidelson was Director of Real Estate Advisory Services of RREA. Mr. Eidelson was employed by Institutional Property Consultants where he held the positions of Managing Director from 1998 to 1999 and Senior Vice President from 1994 to 1998.


  . Jeffrey T. Hussey, who has been a Portfolio Manager of FRIMCo since June 2001. From 1996 to 2001, Mr. Hussey was a Senior Research Analyst for FRIMCo.

  . James M. Imhof, Director of FRIMCo's Portfolio Trading, manages the Funds' liquidity portfolios on a day to day basis and has been responsible for ongoing analysis and monitoring of the money managers since 1989.

  . James A. Jornlin, who has been a Portfolio Manager of FRIMCo since January 2000. From 1995 to 1999, Mr. Jornlin was a Senior Investment Officer of FRIMCo.

  . Eric W. Ogard, who has been a Portfolio Manager of FRIMCo since March 2000. Mr. Ogard was a Research Analyst for FRIMCo from 1995 to 1997 and a Senior Research Analyst for FRIMCo from 1997 to 2000.

  . Dennis J. Trittin, who has been a Portfolio Manager of FRIMCo since January 1996. From 1988 to 1996, Mr. Trittin was director of US Equity Manager Research with Russell.

   The following lists the officers and employees who have primary responsibility for the management of the Funds:

  . Ron Dugan, Erik Ogard and Dennis Trittin have primary responsibility for the management of the Multi-Style Equity and Aggressive Equity Fund.

  . Randy Burge and Jeff Hussey have primary responsibility for the management of the Core Bond Fund.

  . Ann Duncan and James Jornlin have primary responsibility for the management of the Non-U.S. Fund.


  . Bruce Eidelson and Ron Dugan have primary responsibility for the management of the Real Estate Securities Fund.


   The annual rate of advisory fees, payable to FRIMCo monthly on a pro rata basis, are the following percentages of each Fund's average daily net assets:
Multi-Style Equity Fund, 0.78%; Aggressive Equity Fund, 0.95%; Non-U.S. Fund, 0.95%; Real Estate Securities Fund, 0.85%; and Core Bond Fund, 0.60%.

                              THE MONEY MANAGERS

   Each Fund allocates its assets among the money managers listed under "Money Manager Information" at the end of this Prospectus. FRIMCo, as the Funds' advisor, may change the allocation of a Fund's assets among money managers at any time. The Funds received an exemptive order from the Securities and Exchange Commission (SEC) that permits a Fund to engage or terminate a money manager at any time, subject to the approval by the Funds' Board of Trustees (Board), without a shareholder vote. A Fund notifies its shareholders within 60 days of when a money manager begins providing services. Each Fund selects money managers based primarily upon the research and recommendations of FRIMCo and Russell. FRIMCo and Russell evaluate quantitatively and qualitatively the money manager's skills and results in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any money manager.

   Each money manager has complete discretion to purchase and sell portfolio securities for its segment of a Fund. At the same time, however, each money manager must operate within each Fund's investment objectives, restrictions and policies. Additionally, each manager must operate within more specific constraints developed from time to time by FRIMCo. FRIMCo develops such constraints for each manager based on FRIMCo's assessment of the manager's expertise and investment style. By assigning more specific constraints to each money manager, FRIMCo intends to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although the money managers' activities are subject to general oversight by the Board and the Funds' officers, neither the Board, the officers, FRIMCo nor Russell evaluate the investment merits of a money manager's individual security selections.

                              PORTFOLIO TURNOVER

   The portfolio turnover rates for certain multi-manager Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Each of the Funds' money managers makes decisions to buy or sell securities independently from other managers. Thus, one money manager for a Fund may be selling a security when another money manager for the Fund (or for another Fund) is purchasing the same security. Also, when a Fund replaces a money manager, the new money manager may significantly restructure the investment portfolio. These practices may increase the Funds' portfolio turnover rates, realization of gains or losses, brokerage commissions and other transaction costs. The annual portfolio turnover rates for each of the Funds are shown in the Financial Highlights tables in this Prospectus.

                          DIVIDENDS AND DISTRIBUTIONS

Income Dividends

   Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. The amount and frequency of distributions are not guaranteed, all distributions are at the Board's discretion. Currently, the Board intends to declare dividends from net investment income, if any, according to the following schedule:

 Declared                           Payable                    Funds
 --------                  ------------------------- -------------------------
 Quarterly................                           Multi-Style Equity,
                           Mid: April, July, October Aggressive Equity, Core
                           and December              Bond and Real Estate

 Annually................. Mid-February              Non-U.S. Fund

Capital Gains Distributions

   The Board intends that distributions will be declared annually, generally in mid-February from capital gains realized through December 31 (excess of capital gains over capital losses). In addition, in order to satisfy certain distribution requirements, a Fund may declare special year-end dividend and capital gains distributions. Such distributions, if received by shareholders by January 31, are deemed to have been paid by a Fund and received by shareholders on December 31 of the prior year.

Automatic Reinvestment

   Dividends and other distributions are automatically reinvested at the closing net asset value on the record date, in additional Shares of the appropriate Fund, unless your Insurance Company elects to have the dividends or distributions paid in cash or invested in another Fund.

                                     TAXES

   Fund Shares are offered to Separate Accounts of Insurance Companies to fund the Policies they issue. Additionally, Insurance Companies may invest their own general account assets in RIF. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the Policies and the holders thereof, see the discussion regarding "Federal Tax Considerations" included in the prospectus for the Policies.

   Each Fund intends to comply with the diversification requirements imposed by
Section 817(h) of the Internal Revenue Code of 1986, as amended (Code) and the regulations thereunder. These requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer, and, because Section 817(h) and the regulations thereunder treat a Fund's assets as assets of the related separate account, these limitations also apply to the Fund's assets that may be invested in securities of a single issuer. Generally, the regulations provide that, as of the end of each calendar quarter, or within 30 days thereafter, no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. A government security includes any security issued or guaranteed or insured by the United States or an instrumentality of the United States. Failure of a Fund to satisfy the
Section 817(h) requirements could result in adverse tax consequences to the Insurance Company and holders of Policies, other than as described in the prospectus for the Policies.

   The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Funds and their shareholders; see the Statement of Additional Information and Policy prospectus for a more detailed discussion. You are urged to consult with your tax adviser.

                       HOW NET ASSET VALUE IS DETERMINED

Net Asset Value Per Share


   The net asset value per Share is calculated for Shares of each Fund on each business day on which Shares are offered or redemption orders are tendered. For each Fund, a business day is one on which the New York Stock Exchange (NYSE) is open for regular trading. Each Fund determines net asset value at 4:00 p.m. Eastern time or as of the close of the NYSE, whichever is earlier.


Valuation of Portfolio Securities

   Securities held by the Funds are typically priced using market quotations or pricing services when the prices are believed to be reliable, that is, when the prices reflect the fair market value of the securities. The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board. If you hold Shares in a Fund that holds portfolio securities listed primarily on foreign exchanges, the net asset value of that Fund's Shares may change on a day when you will not be able to purchase or redeem that Fund's Shares. This is because the value of those portfolio securities may change on weekends or other days when that Fund does not price its Shares.

                            PURCHASE OF FUND SHARES

   Insurance Companies place orders for their Separate Accounts based on, among other things, the amount of premium payments to be invested pursuant to Policies. Insurance Companies may also place orders for their general accounts. Individuals may not place orders directly with RIF. See the prospectus of the Separate Account and Policies of the Insurance Company for more information on the purchase of Fund Shares and with respect to the availability for investment in specific Funds. The Funds do not issue share certificates.

   Orders to purchase and redeem Fund Shares are based on premiums and transaction requests received by each Insurance Company on a given business day. Each Insurance Company then submits purchase and redemption orders in accordance with procedures established by the Insurance Company. All orders will be effected at the net asset value of the applicable Fund determined on the business day the order is received if RIF receives the order in proper form and in accordance with applicable requirements on the next business day before 8:00 am, Pacific time. Federal funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such orders shall be received by RIF on such next business day in accordance with applicable requirements by 11:00 am, Pacific time. It is each Insurance Company's responsibility to properly transmit purchase orders and Federal funds in accordance with applicable requirements. Policy owners should refer to the prospectus for their Policy and Separate Account in this regard.

                           REDEMPTION OF FUND SHARES


   Shares may be redeemed at any time by Insurance Companies on behalf of their Separate Accounts or their general accounts. Individuals may not place redemption orders directly with the Fund. Redemption requests for Separate Accounts based on premiums and transaction requests received by the Insurance Company will be effected at the net asset value of the applicable Fund determined on such business day if RIF receives the requests in proper form and in accordance with applicable requirements. All redemptions will be effected at the net asset value of the applicable Fund determined on the business day the redemption is received if RIF receives the order in proper form and in accordance with applicable requirements on the next business day before 8:00 am, Pacific time. It is each Insurance Company's responsibility to properly transmit redemption requests in accordance with applicable requirements. Policy owners should consult their Insurance Company in this regard. The value of the Shares redeemed may be more or less than their original cost, depending on the Fund's then-current net asset value. The Funds do not impose charges for share redemption.


   RIF ordinarily will make payment for all Shares redeemed within seven days after RIF receives a redemption request in proper form.

   Should any conflict between variable annuity Policy owners and variable life insurance Policy owners arise which would require that a substantial amount of net assets be withdrawn from a Fund, orderly Fund management could be disrupted to the potential detriment of affected Policy owners.

                             FINANCIAL HIGHLIGHTS


   The following financial highlights tables are intended to help you understand the Funds' financial performance for at least the past 60 months (or, if a Fund has not been in operation for 60 months, since the beginning of operations for that Fund). Certain information reflects financial results for a single Fund Share throughout each of the periods shown below. The total returns in the table represent how much your investment in a Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' annual reports, which is available upon request.


Multi-Style Equity Fund


                                                     Years Ended December 31,
                                          ----------------------------------------------
                                            2001      2000      1999     1998     1997*
                                          --------  --------  --------  -------  -------
Net Asset Value, Beginning of Period..... $  14.13  $  16.79  $  16.02  $ 12.78  $ 10.00
                                          --------  --------  --------  -------  -------
Income From Operations
 Net investment income(a)................      .07       .08       .12      .10      .09
 Net realized and unrealized gain (loss).    (2.06)    (2.10)     2.41     3.49     2.75
                                          --------  --------  --------  -------  -------
   Total income from operations..........    (1.99)    (2.02)     2.53     3.59     2.84
                                          --------  --------  --------  -------  -------
Distributions
 From net investment income..............     (.06)     (.08)     (.12)    (.08)    (.06)
 From net realized gain..................     (.24)     (.56)    (1.64)    (.27)      --
                                          --------  --------  --------  -------  -------
   Total distributions...................     (.30)     (.64)    (1.76)    (.35)    (.06)
                                          --------  --------  --------  -------  -------
Net Asset Value, End of Period........... $  11.84  $  14.13  $  16.79  $ 16.02  $ 12.78
                                          ========  ========  ========  =======  =======
Total Return (%)(b)......................   (14.21)   (12.26)    17.17    28.71    28.53

Ratios/Supplemental Data:
 Net Assets, end of period (in thousands)  251,730   262,664   285,877   73,998   23,639
 Ratios to average net assets (%)(c):
   Operating expenses, net...............      .92       .92       .92      .92      .92
   Operating expenses, gross.............      .99       .93       .96     1.21     1.61
   Net investment income.................      .57       .51       .74      .70      .76

 Portfolio turnover rate (%).............   131.67    161.09     67.67    78.89    64.95


  * For the period January 2, 1997 (commencement of operations) to December 31, 1997.
 (a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
 (b) Periods less than one year are not annualized.
 (c) The ratios for periods less than one year are annualized.

Aggressive Equity Fund


                                                     Years Ended December 31,
                                          ---------------------------------------------
                                            2001      2000     1999     1998     1997*
                                          --------  --------  -------  -------  -------
Net Asset Value, Beginning of Period..... $  11.73  $  13.36  $ 12.70  $ 13.45  $ 10.00
                                          --------  --------  -------  -------  -------
Income From Operations
 Net investment income(a)**..............       --       .04      .05      .02      .04
 Net realized and unrealized gain (loss).     (.28)     (.16)     .71      .13     3.45
                                          --------  --------  -------  -------  -------
   Total income from operations..........     (.28)     (.12)     .76      .15     3.49
                                          --------  --------  -------  -------  -------
Distributions
 From net investment income..............       --      (.05)    (.04)    (.02)    (.04)
 From net realized gain..................       --     (1.46)    (.06)    (.88)      --
 Tax return of capital...................     (.01)       --       --       --       --
                                          --------  --------  -------  -------  -------
   Total distributions...................     (.01)    (1.51)    (.10)    (.90)    (.04)
                                          --------  --------  -------  -------  -------
Net Asset Value, End of Period........... $  11.44  $  11.73  $ 13.36  $ 12.70  $ 13.45
                                          ========  ========  =======  =======  =======
Total Return (%)(b)......................    (2.36)     (.66)    6.08     1.02    35.07

Ratios/Supplemental Data:
 Net Assets, end of period (in thousands)  111,693   106,665   99,150   24,607   15,372
 Ratios to average net assets (%)(c):
   Operating expenses, net...............     1.25      1.25     1.25     1.25     1.25
   Operating expenses, gross.............     1.38      1.28     1.34     1.67     2.22
   Net investment income.................      .01       .27      .37      .19      .39

 Portfolio turnover rate (%).............   180.38    203.48   111.46    79.88    91.56


  * For the period January 2, 1997 (commencement of operations) to December 31, 1997.

  ** Less than $.01 per share for the period ended December 31, 2001.



 (a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
 (b) Periods less than one year are not annualized.
 (c) The ratios for periods less than one year are annualized.

Non-US Fund


                                                     Years Ended December 31,
                                          ---------------------------------------------
                                            2001      2000      1999     1998    1997*
                                          --------  --------  --------  -------  ------
Net Asset Value, Beginning of Period..... $  11.15  $  14.19  $  11.09  $ 10.03  $10.00
                                          --------  --------  --------  -------  ------
Income From Operations
 Net investment income(a)................      .06       .10       .10      .08     .09
 Net realized and unrealized gain (loss).    (2.52)    (2.11)     3.53     1.21    (.06)
                                          --------  --------  --------  -------  ------
   Total income from operations..........    (2.46)    (2.01)     3.63     1.29     .03
                                          --------  --------  --------  -------  ------
Distributions
 From net investment income..............     (.04)       --      (.23)    (.18)     --
 From net realized gain..................       --     (1.00)     (.30)    (.05)     --
 Tax return of capital...................     (.01)     (.03)       --       --      --
                                          --------  --------  --------  -------  ------
   Total distributions...................     (.05)    (1.03)     (.53)    (.23)     --
                                          --------  --------  --------  -------  ------
Net Asset Value, End of Period........... $   8.64  $  11.15  $  14.19  $ 11.09  $10.03
                                          ========  ========  ========  =======  ======
Total Return (%)(b)......................   (22.03)   (14.43)    33.36    12.96     .30

Ratios/Supplemental Data:
 Net Assets, end of period (in thousands)  154,494   185,644   195,519   21,420   6,876
 Ratios to average net assets (%)(c):
   Operating expenses, net...............     1.30      1.30      1.30     1.30    1.30
   Operating expenses, gross.............     1.43      1.37      1.50     2.37    3.60
   Net investment income.................      .64       .78       .80      .77     .98

 Portfolio turnover rate (%).............    79.79     86.06     83.45    50.36   68.54


  * For the period January 2, 1997 (commencement of operations) to December 31, 1997.
 (a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
 (b) Periods less than one year are not annualized.
 (c) The ratios for periods less than one year are annualized.

Real Estate Securities Fund


                                                Years Ended December 31,
                                               --------------------------
                                                 2001     2000     1999*
                                               --------  -------  -------
     Net Asset Value, Beginning of Period..... $  10.67  $  8.81  $ 10.00
                                               --------  -------  -------
     Income From Operations
      Net investment income(a)................      .57      .54      .35
      Net realized and unrealized gain (loss).      .24     1.81    (1.08)
                                               --------  -------  -------
        Total income from operations..........      .81     2.35     (.73)
                                               --------  -------  -------
     Distributions
      From net investment income..............     (.55)    (.49)    (.34)
      From net realized gain..................     (.18)      --       --
      Tax return of capital...................       --       --     (.12)
                                               --------  -------  -------
        Total distributions...................     (.73)    (.49)    (.46)
                                               --------  -------  -------
     Net Asset Value, End of Period........... $  10.75  $ 10.67  $  8.81
                                               ========  =======  =======
     Total Return (%)(b)......................     7.84    27.24    (7.26)

     Ratios/Supplemental Data:
      Net Assets, end of period (in thousands)  111,982   88,713   55,318
      Ratios to average net assets (%)(c):
        Operating expenses....................     1.06     1.08     1.15
        Net investment income.................     5.35     5.58     5.84

      Portfolio turnover rate (%).............    55.13    45.79    23.98


  * For the period April 30, 1999 (commencement of operations) to December 31, 1999.
 (a) Average month-end shares outstanding were used for this calculation.
 (b) Periods less than one year are not annualized.
 (c) The ratios for periods less than one year are annualized.

Core Bond Fund


                                                    Years Ended December 31,
                                          -------------------------------------------
                                            2001     2000     1999     1998    1997*
                                          --------  -------  -------  -------  ------
Net Asset Value, Beginning of Period..... $  10.07  $  9.64  $ 10.68  $ 10.45  $10.00
                                          --------  -------  -------  -------  ------
Income From Operations
 Net investment income(a)................      .54      .61      .59      .56     .64
 Net realized and unrealized gain (loss).      .18      .33     (.65)     .19     .30
                                          --------  -------  -------  -------  ------
   Total income from operations..........      .72      .94     (.06)     .75     .94
                                          --------  -------  -------  -------  ------
Distributions
 From net investment income..............     (.60)    (.51)    (.61)    (.47)   (.49)
 From net realized gain..................     (.06)      --     (.16)    (.05)     --
 Tax return of capital...................       --       --     (.21)      --      --
                                          --------  -------  -------  -------  ------
   Total distributions...................     (.66)    (.51)    (.98)    (.52)   (.49)
                                          --------  -------  -------  -------  ------
Net Asset Value, End of Period........... $  10.13  $ 10.07  $  9.64  $ 10.68  $10.45
                                          ========  =======  =======  =======  ======
Total Return (%)(b)......................     7.41    10.00     (.61)    7.38    9.73

Ratios/Supplemental Data:
 Net Assets, end of period (in thousands)  109,971   88,514   83,620   32,305   8,523
 Ratios to average net assets (%)(c):
   Operating expenses, net...............      .80      .80      .80      .80     .80
   Operating expenses, gross.............      .88      .84      .86     1.28    2.20
   Net investment income.................     5.25     6.20     5.77     5.34    6.38

 Portfolio turnover rate (%).............   205.62   171.48   139.06    75.95   53.86


  * For the period January 2, 1997 (commencement of operations) to December 31, 1997.
 (a) For the periods subsequent to December 31, 1997, average month-end shares outstanding were used for this calculation.
 (b) Periods less than one year are not annualized.
 (c) The ratios for periods less than one year are annualized.

                           MONEY MANAGER INFORMATION

   The money managers have no affiliations with the Funds or the Funds' service providers other than their management of Fund assets. Each money manager has been in business for at least three years, and is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other investment companies unaffiliated with RIF, other Funds in RIF, or to other clients of FRIMCo or of Frank Russell Company, including Frank Russell Company's wholly-owned subsidiary, Frank Russell Trust Company.

                            Multi-Style Equity Fund


   Alliance Capital Management L.P., 601 2nd Avenue South, Suite 5000,
      Minneapolis, MN 55402-4322.





   Barclays Global Investors, N.A., 45 Fremont Street, 17th Floor, San
      Francisco, CA 94105.



   Brandywine Asset Management, Inc., 201 North Walnut Street, Suite 1200,
      Wilmington, DE 19801.


   Peachtree Asset Management, One Peachtree Center, Suite 4500, 303 Peachtree
      Street N.E., Atlanta, GA 30308.


   Strong Capital Management, Inc., 100 Heritage Reserve, P.O. Box 2936,
      Menomonee Falls, WI 53201.



   Turner Investment Partners, Inc., 1235 Westlakes Drive, Suite 350, Berwyn,
      PA 19312-2414.



   Westpeak Global Advisors, L.P., 1470 Walnut Street, Boulder, CO 80302.


                            Aggressive Equity Fund


   CapitalWorks Investment Partners, LLC, 402 West Broadway, 25th Floor, San
      Diego, CA 92101.


   David J. Greene and Company, LLC, 599 Lexington Avenue, New York, NY 10022.

   Geewax, Terker & Company, 414 Old Baltimore Pike, Chadds Ford, PA 19317.


   Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham
      Park, NJ 07932-0650.



   Suffolk Capital Management, LLC, 1633 Broadway, 40th Floor, New York, NY
      10019.



   Systematic Financial Management, L.P., 300 Frank Burr Boulevard, Glenpoint
      East, 7th Floor, Teaneck,


      NJ 07666-6703.



   TimesSquare Capital Management, Inc., Four Times Square, 25th Floor, New
      York, NY 10036-9998.



   Westpeak Global Advisors, L.P., 1470 Walnut Street, Boulder, CO 80302.


                                 Non-U.S. Fund


   Fidelity Management & Research Company, 82 Devonshire Street, Boston, MA
      02109-3614.



   J.P. Morgan Investment Management Inc., 522 Fifth Ave., 13th Floor, New
      York, NY 10036.


   Oechsle International Advisors, LLC, One International Place, 23rd Floor,
      Boston, MA 02110.


   The Boston Company Asset Management, LLC, One Boston Place, 14th Floor,
      Boston, MA 02108-4402.


                          Real Estate Securities Fund


   AEW Management and Advisors, L.P., World Trade Center East, Two Seaport
      Lane, Boston, MA 02110-2021.



   RREEF America L.L.C., 875 North Michigan Avenue, 41st  Floor, Chicago, IL
      60611-1901.






   Security Capital Research & Management Incorporated, 11 South LaSalle
      Street, 2nd Floor, Chicago, IL 60603.


                                Core Bond Fund

   Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite
      360, P.O. Box 6430, Newport Beach, CA 92658-6430.




   TimesSquare Capital Management, Inc., Four Times Square, 25th Floor, New
      York, NY 10036-9998.

   When considering an investment in the Funds, do not rely on any information unless it is contained in this Prospectus or in the Funds' Statement of Additional Information. The Funds have not authorized anyone to add any information or to make any additional statements about the Funds. The Funds may not be available in some jurisdictions or to some persons. The fact that you have received this Prospectus should not, in itself, be treated as an offer to sell Shares to you. Changes in the affairs of the Funds or in the Funds' money managers may occur after the date on the cover page of this Prospectus. This Prospectus will be amended or supplemented to reflect any material changes to the information it contains.

For more information about the Funds, the following documents are available without charge:


ANNUAL/SEMIANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.



STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about each Fund.


The annual report for each Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the reports and the SAI, and may request other information, by contacting the Funds at:
      Russell Insurance Funds
      909 A Street
      Tacoma, WA 98402
      800-787-7354
      Fax: 253-591-3495
      www.russell.com

You can review and copy information about the Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission's Public
Reference Section, Washington, D.C. 20549-0102.

RUSSELL INSURANCE FUNDS
   Multi-Style Equity Fund
   Aggressive Equity Fund
   Non-U.S. Fund
   Real Estate Securities Fund
   Core Bond Fund



                                   Distributor: Russell Fund Distributors, Inc.


                                                          SEC File No. 811-5371
                                                               36-08-061 (0402)
[LOGO] RUSSELL

                             RUSSELL INSURANCE FUNDS
                                  909 A Street
                            Tacoma, Washington 98402
                            Telephone (800) 972-0700
                          In Washington (253) 627-7001

                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 30, 2002


Russell Insurance Funds ("RIF") is a single legal entity organized as a business trust under the laws of the Commonwealth of Massachusetts. RIF operates five investment portfolios, each referred to as a "Fund":

As of the date of this Statement of Additional Information, RIF is comprised of the following investment portfolios, each of which commenced operations on the date set forth opposite the Fund's name.

Fund                                        Fund Inception Date                        Prospectus Date
----                                        -------------------                        ---------------
Multi-Style Equity Fund                     January 2, 1997                            April 30, 2002
Aggressive Equity Fund                      January 2, 1997                            April 30, 2002
Non-U.S. Fund                               January 2, 1997                            April 30, 2002
Real Estate Securities Fund                 April 30, 1999                             April 30, 2002
Core Bond Fund                              January 2, 1997                            April 30, 2002


The Funds serve as the investment base for a variety of insurance products (the "Policies") to be issued by one or more insurance companies (each referred to herein as an "Insurance Company").


This Statement of Additional Information supplements or describes in greater detail information concerning RIF and the Funds contained in the Prospectus of the Funds dated April 30, 2002. This Statement is not a Prospectus; the Statement should be read in conjunction with the Funds' Prospectus. Prospectuses may be obtained without charge by telephoning or writing RIF at the number or address shown above. You should retain this Statement of Additional Information for future reference.


Capitalized terms not otherwise defined in this Statement shall have the meanings assigned to them in the Prospectuses.


This statement incorporates by reference the Funds' Annual Report to shareholders for the year ended December 31, 2001. Copies of the Funds' Annual Reports accompany this statement.

  CERTAIN TERMS USED IN THIS STATEMENT OF ADDITIONAL INFORMATION ARE DEFINED IN
                                      THE
                        GLOSSARY, WHICH BEGINS ON PAGE 46


                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
STRUCTURE AND GOVERNANCE...................................................  1
  Organization and Business History........................................  1
  Shareholder Meetings.....................................................  1
  Controlling Shareholders.................................................  2
  Trustees and Officers....................................................  3

OPERATION OF RIF...........................................................  7
  Service Providers........................................................  7
  Consultant...............................................................  7
  Manager..................................................................  8
  Money Managers...........................................................  9
  Approval of Management Agreement......................................... 10
  Distributor.............................................................. 12
  Custodian and Portfolio Accountant....................................... 12
  Transfer and Dividend Disbursing Agent................................... 12
  Independent Accountants.................................................. 12
  Codes of Ethics.......................................................... 13
  Fund Expenses............................................................ 14
  Valuation of Fund Shares................................................. 14
  Valuation of Portfolio Securities........................................ 14
  Portfolio Transaction Policies........................................... 15
  Portfolio Turnover Rate.................................................. 15
  Brokerage Allocations.................................................... 15
  Brokerage Commissions.................................................... 16
  Yield and Total Return Quotations........................................ 18

INVESTMENT RESTRICTIONS, POLICIES AND CERTAIN INVESTMENTS.................. 19
  Investment Restrictions.................................................. 19
  Investment Policies...................................................... 20
  Certain Investments...................................................... 21

TAXES...................................................................... 37

MONEY MANAGER INFORMATION.................................................. 39

RATINGS OF DEBT INSTRUMENTS................................................ 41

FINANCIAL STATEMENTS....................................................... 45

GLOSSARY................................................................... 46

                            STRUCTURE AND GOVERNANCE

ORGANIZATION AND BUSINESS HISTORY. RIF was originally organized as a Maryland corporation, and on July 11, 1996, was reorganized as a Massachusetts business trust.


RIF is currently organized and operates under a Master Trust Agreement dated July 11, 1996, and the provisions of Massachusetts law governing the operation of a Massachusetts business trust. The Board of Trustees ("Board" or the "Trustees") may amend the Master Trust Agreement from time to time; provided, however, that any amendment which would materially and adversely affect shareholders of RIF as a whole, or shareholders of a particular Fund, must be approved by the holders of a majority of the Shares of RIF or the Fund, respectively. RIF is a registered open-end management investment company. Each of the Funds is diversified.


RIF is authorized to issue Shares of beneficial interest ("Shares"), and may divide the Shares into two or more series, each of which evidences a pro rata ownership interest in a different investment portfolio -- a "Fund." Each Fund is a separate trust under Massachusetts law. The Trustees may, without seeking shareholder approval, create additional Funds at any time. The Master Trust Agreement provides that shareholders may be required to redeem their shares at any time (1) if the Trustees determine in their sole discretion that failure to so redeem may have material adverse consequences to the shareholders of RIF or of any Fund or (2) upon such other conditions as may from time to time be determined by the Trustees and set forth in the prospectus with respect to the maintenance of shareholder accounts of a minimum amount. However, shareholders can only be required to redeem their Shares to the extent consistent with the Investment Company Act of 1940, the rules thereunder and Securities and Exchange Commission interpretations thereof.

Under the Master Trust Agreement, RIF's Funds are authorized to issue Shares of beneficial interest in one or more classes. The Funds do not presently offer Shares in multiple classes, although they may do so in the future.

Under certain unlikely circumstances, as is the case with any Massachusetts business trust, a shareholder of a Fund may be held personally liable for the obligations of the Fund. The Master Trust Agreement provides that shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation or other undertaking of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Master Trust Agreement also provides that RIF shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Fund and satisfy any judgment thereon. Thus, the risk of any shareholder incurring financial loss beyond his investment on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.


Under the terms of an exemptive order received by RIF from the SEC, Shares of a Fund may be sold to separate accounts of more than one Insurance Company to fund variable life and variable annuity Policies. RIF's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. An irreconcilable conflict that is not resolved might result in the withdrawal of a substantial amount of assets, causing a negative impact on net asset value.


Frank Russell Company ("FRC") has the right to grant (and withdraw) the nonexclusive use of the name "Frank Russell" or any variation.


SHAREHOLDER MEETINGS. RIF will not have an annual meeting of shareholders, but special meetings may be held. Special meetings may be convened (i) by the Board of Trustees, (ii) upon written request to the Board by shareholders holding at least 10% of the outstanding Shares, or (iii) upon the Board's failure to honor the shareholders' request described above, by shareholders holding at least 10% of the outstanding Shares by giving notice of the special meeting to shareholders. On any matter which affects only a particular Fund, only Shares of that Fund are entitled to vote. There are no cumulative voting rights.


In connection with an exemptive order which RIF received from the SEC, it has committed to a "pass-through" voting procedure which will generally require an Insurance Company to cast votes at RIF meetings as directed by policyholders, and to cast votes for which it has not received voting instructions from policyholders in the same proportion as those for which instructions have been received. Policyholders should review their prospectus for their Policies to determine their rights and responsibilities, and to ascertain when the Insurance Company may disregard voting instructions.

CONTROLLING SHAREHOLDERS. The Trustees have the authority and responsibility to manage the business of RIF, and hold office for life unless they resign or are removed by, in substance, a vote of two-thirds of RIF's Shares outstanding. Insurance Companies that are shareholders of RIF pass through any proxies to be voted to holders of their insurance policies. Under these circumstances, no one person, entity or shareholder "controls" RIF.


The following shareholders owned 5% or more of the voting Shares of the following Funds at March 31, 2002:


     Aggressive Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 30.52%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 27.05%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY NML ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 20.91%, record. METLIFE INVESTORS INSURANCE CO, D/B/A COVA VARIABLE ANNUITY, ACCOUNT ONE, 4700 WESTOWN PKWY BLDG 4 STE 200, W DES MOINES IA 50266-6718, 9.16%, record.


     Core Bond Fund - NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 39.44%, record. METLIFE INVESTORS INSURANCE CO, D/B/A COVA VARIABLE ANNUITY, ACCOUNT ONE, 4700 WESTOWN PKWY BLDG 4 STE 200, W DES MOINES IA 50266-6718, 30.30%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 17.58%, record.


     Multi-Style Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 29.18%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 25.07%, record. METLIFE INVESTORS INSURANCE CO, D/B/A COVA VARIABLE ANNUITY, ACCOUNT ONE, 4700 WESTOWN PKWY BLDG 4 STE 200, W DES MOINES IA 50266-6718, 20.54%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY NML ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 13.13%, record.


     Non-U.S. Fund - NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY NML ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 32.49%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 26.33%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 22.03%, record. METLIFE INVESTORS INSURANCE CO, D/B/A COVA VARIABLE ANNUITY, ACCOUNT ONE, 4700 WESTOWN PKWY BLDG 4 STE 200, W DES MOINES IA 50266-6718, 12.03%, record.


     Real Estate Securities Fund - NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY NML ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 37.35%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 36.74%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 15.10%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY ACCOUNT C, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 6.40%, record.

The following shareholders could be deemed to "control" the following Funds because such shareholders owned 25% or more of the voting Shares of the following Funds at March 31, 2002.


     Aggressive Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY* ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 30.52%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 27.05%, record.


     Core Bond Fund - NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 39.44%, record. METLIFE INVESTORS INSURANCE CO, D/B/A COVA VARIABLE ANNUITY, ACCOUNT ONE, 4700 WESTOWN PKWY BLDG 4 STE 200, W DES MOINES IA 50266-6718, 30.30%, record.


     Multi-Style Equity Fund - NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 29.18%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY VARIABLE LIFE ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 25.07%, record.


     Non-U.S. Fund - NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY NML ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 32.49%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 26.33%, record.


     Real Estate Securities Fund-RIF - NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY NML ACCOUNT, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 37.35%, record. NORTHWESTERN MUTUAL LIFE INSURANCE, COMPANY ACCOUNT B, ATTN MUTUAL FUND ACCOUNTING N13NW, 720 E WISCONSIN AVE, MILWAUKEE WI 53202-4797, 36.74%, record.


Trustees and officers of RIF as a group own less than 1% of any Fund.


TRUSTEES AND OFFICERS. The Board of Trustees is responsible for overseeing generally the operations of RIF, including reviewing and approving the Funds' contracts with Frank Russell Investment Management Company ("FRIMCo"), the Funds' advisor, FRC and the money managers. A Trustee may be removed at any time by, in substance, a vote of two-thirds of RIF Shares. A vacancy in the Board shall be filled by a vote of a majority of the remaining Trustees so long as, in substance, two-thirds of the Trustees have been elected by shareholders. The officers, all of whom are employed by FRIMCo or its affiliates, are responsible for the day-to-day management and administration of RIF's operations.


The Board of Trustees has established a standing Audit Committee and a standing Nominating and Governance Committee. The Audit Committee's primary functions are
(1) oversight of the Funds' accounting and financial reporting policies and internal controls and, as appropriate, the internal controls of certain service providers; (2) oversight of the quality and objectivity of the Funds' financial statements and the independent audit thereof; and (3) to act as liaison between the Funds' independent auditors and the full Board of Trustees. It is management's responsibility to maintain appropriate systems for accounting and internal control and the auditor's responsibility to plan and carry out a proper audit. During the fiscal year ended December 31, 2001, the Audit Committee consisted of all of the independent trustees. Currently, the Audit Committee members consist of Mmes. E. Palmer and K. Blake and Mr. R. Tennison, each of whom is an independent trustee. For the fiscal year ending December 31, 2001, the Audit Committee held two meetings. The primary functions of the Nominating and Governance Committee are to: (1) make nominations for independent trustee membership on the Board; (2) evaluate and review the composition and performance of the Board of Trustees; (3) review Board governance procedures; (4) review Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. The Committee will not consider nominees recommended by shareholders of the Funds. During the fiscal year ended December 31, 2001, the Nominating and Governance Committee consisted of all of the independent trustees. Currently, the Nominating and Governance Committee members consist of Messrs. P. Anderson, P. Anton, W. Baxter and L. Gingrich, each of whom is an independent trustee. The Nominating and Governance Committee was established on August 20, 2001 and did not hold any meeting for the fiscal year ended December 31, 2001.

RIF paid in aggregate $84,298 for the year ended December 31, 2001 to the Trustees who are not officers or employees of FRIMCo or its affiliates. Trustees are paid an annual fee plus travel and other expenses incurred in attending Board meetings. RIF's officers and employees are paid by FRIMCo or its affiliates.






The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Insurance Funds ("RIF"), which has 5 funds and Frank Russell Investment Company ("FRIC"), which has 31 funds. Each of the trustees is a trustee of both RIF and FRIC. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the officers.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      No. of
                             Position(s)                                                           Portfolios in
                              Held With                                                            Russell Fund
                              Fund and                                                               Complex            Other
Name, Age,                    Length of                              Principal Occupation(s)       Overseen by    Directorships Held
Address                      Time Served         Term of Office      During the Past 5 Years          Trustee          by Trustee
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------
------------------------------------------------------------------------------------------------------------------------------------
*George F. Russell, Jr.,     Trustee Emeritus    Appointed until     . Currently, Chairman               36         None
Born July 3, 1932            and Chairman        successor is          Emeritus, FRC
                             Emeritus since      duly elected        . Currently, Chairman
909 A Street                 1999                and qualified         Emeritus, FRIC and RIF
Tacoma, Washington                                                   . From 1984 to December
98402-1616                                                             1998, Chairman of the
                                                                       Board of FRIC and RIF
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
*Lynn L. Anderson,           Trustee since       Appointed until     . Vice Chairman, FRC;               36       . Trustee, The
Born April 22, 1939          1987                successor is        . Chairman of the Board,                       SSgA Funds
                                                 duly elected          Trustee, President and                       (investment
909 A Street                                     and qualified         CEO, FRIC and RIF;                           Company);
Tacoma, Washington                                                   . CEO and Chairman of
98402-1616                                                             the Board, Russell
                             President and       Until successor       Fund Distributors, Inc.
                             CEO since 1987;     is chosen and         and FRIMCo;
                             Chairman of         qualified by        . Trustee, President and
                             the Board since     Trustees              Chairman of the Board,
                             1999.                                     SSgA Funds (investment
                                                                       company) Trustee and
                                                                       Chairman of the Board,
                                                                       Frank Russell Trust
                                                                       Company;
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
*Michael J.A. Phillips,      Trustee Since       Appointed until     . Chairman of the Board,            36         None
Born January 20, 1948        January 2, 2002     successor is duly     President and CEO, FRC
                                                 elected and         . Trustee, FRIC and RIF
909 A Street                                     qualified.
Tacoma, Washington
98402-1616
------------------------------------------------------------------------------------------------------------------------------------


* Each of Messrs. Russell, Anderson and Phillips is also an officer of an affiliate of FRIC and RIF and is therefore an interested trustee.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       No. of
                             Position(s)                                                           Portfolios in
                              Held With                                                            Russell Fund
                              Fund and                                                               Complex           Other
Name, Age,                    Length of                              Principal Occupation(s)       Overseen by    Directorships Held
Address                      Time Served         Term of Office      During the Past 5 Years         Trustee           by Trustee
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------
------------------------------------------------------------------------------------------------------------------------------------
Paul E. Anderson,            Trustee since       Appointed until     . 1996 to present,                  36         None
Born October 15, 1931        1984                successor is          President, Anderson
                                                 duly elected and      Management Group LLC
909 A Street                                     qualified             (private investments
Tacoma, Washington                                                     consulting)
98402-1616
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Paul Anton, Ph.D.,           Trustee since       Appointed until     . Retired since 1997                36         None
Born December 1, 1919        1985                successor is        . Until 1997, President,
                                                 elected and duly      Paul Anton and
909 A Street                                     qualified             Associates (Marketing
Tacoma, Washington                                                     Consultant on emerging
98402-1616                                                             international markets
                                                                       for small corporations)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
William E. Baxter,           Trustee since       Appointed until     . Retired since 1986                36         None
Born June 8, 1925            1984                successor is
                                                 duly elected and
909 A Street                                     qualified
Tacoma, Washington
98402-1616
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Kristianne Blake,            Trustee since       Appointed until     . President, Kristianne             36       . Trustee WM Group
Born January 22, 1954        2000                successor is duly     Gates Blake, P.S.                            of Funds
                                                 elected and           (accounting services)                        (investment
909 A Street                                     qualified                                                          Company);
Tacoma, Washington                                                                                                . Director,
98402-1616                                                                                                          Avista Corp
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Lee C. Gingrich,             Trustee since       Appointed until     . Retired since 1995                36         None
Born October 6, 1930         1984                successor is
                                                 duly elected and
909 A Street                                     qualified
Tacoma, Washington
98402-1616
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Eleanor W. Palmer,           Trustee since       Appointed until     . Retired since 1981                36         None
Born May 5, 1926             1984                successor is
                                                 duly elected and
909 A Street                                     qualified
Tacoma, Washington
98402-1616
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Raymond P. Tennison, Jr.,    Trustee since       Appointed until     . Currently, President,             36         None
Born December 21, 1955       2000                successor is          Simpson Investment
                                                 duly elected and      Company and several
909 A Street                                     qualified             additional subsidiary
Tacoma, Washington                                                     companies, including
98402-1616                                                             Simpson Timber Company,
                                                                       Simpson Paper Company
                                                                       and Simpson Tacoma
                                                                       Kraft Company
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               Position(s) Held                                           Principal Occupation(s)
Name, Age,                   With Fund and Length                                               During the
Address                         of Time Served        Term of Office                           Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------


OFFICERS
--------
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Swanson,             Treasurer and Chief      Until successor is       . Treasurer and Chief Accounting Officer, FRIC
Born November 26, 1963       Accounting Officer       chosen and qualified       and RIF 1996 to present,
                             since 1998               by Trustees              . Director, Funds Administration, FRIMCo and Frank
909 A Street                                                                     Russell Trust Company
Tacoma, Washington                                                             . Treasurer, SSgA Funds (investment company);
98402-1616                                                                     . Manager, Funds Accounting and Taxes, Russell Fund
                                                                                 Distributors, Inc.
                                                                               . April 1996 to August 1998, Assistant Treasurer,
                                                                                 FRIC and RIF; November 1995 to July 1998,
                                                                                 Assistant Secretary, SSgA Funds; February 1997 to
                                                                                 July 1998, Manager, Funds Accounting and Taxes,
                                                                                 FRIMCo
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Randall P. Lert,             Director of              Until removed by         . Director of Investments, FRIC and RIF
Born October 3, 1953         Investments since        Trustees                 . Chief Investment Officer, Frank Russell Trust
                             1991                                                Company
909 A Street                                                                   . Director, FRIMCo and Russell Fund Distributors,
Tacoma, Washington                                                               Inc.
98402-1616
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Karl J. Ege,                 Secretary and            Until removed by         . Secretary and General Counsel, FRIC, RIF, FRIMCo
Born October 8, 1941         General Counsel          Trustees                 . Frank Russell Trust Company and Russell Fund
                             since 1994                                          Distributors, Inc.
909 A Street                                                                   . Director, Secretary and General Counsel, Frank
Tacoma, Washington                                                               Russell Capital Inc.
98402-1616                                                                     . Director and Secretary, Russell 20-20 Association
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Mark D. Amberson,            Director of              Until removed by         .  Director of Short-Term Investment Funds, FRIC,
Born July 20, 1960           Short-Term               Trustees                    RIF, FRIMCo and Frank Russell Trust Company
                             Investment Funds                                  .  From 1991 to 2001, Portfolio Manager, FRIC, RIF,
909 A Street                 since 2001                                           FRIMCo and Frank Russell Trust Company
Tacoma, Washington
98402-1616
------------------------------------------------------------------------------------------------------------------------------------


                           TRUSTEE COMPENSATION TABLE
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001

                                                                                                    TOTAL COMPENSATION
                               AGGREGATE         PENSION OR RETIREMENT         ESTIMATED ANNUAL    FROM RIF AND RUSSELL
                             COMPENSATION        BENEFITS ACCRUED AS            BENEFITS UPON          FUND COMPLEX
TRUSTEE                        FROM RIF          PART OF RIF EXPENSES             RETIREMENT         PAID TO TRUSTEES
-------                        --------          --------------------             ----------         ----------------
Lynn L. Anderson               $     0                   $ 0                         $ 0                $     0
Paul E. Anderson               $12,000                   $ 0                         $ 0                $67,000*
Paul Anton, PhD.               $12,000                   $ 0                         $ 0                $67,000*
William E. Baxter              $12,000                   $ 0                         $ 0                $67,000*
Kristianne Blake               $12,000                   $ 0                         $ 0                $67,000*
Lee C. Gingrich                $12,000                   $ 0                         $ 0                $67,000*
Eleanor W. Palmer              $12,000                   $ 0                         $ 0                $67,000*
Michael J. Phillips            $     0                   $ 0                         $ 0                $     0
Raymond P. Tennison, Jr.       $12,000                   $ 0                         $ 0                $67,000*


* $55,000 of the total compensation listed above was for service as trustee on the Board of Trustees of Frank Russell Investment Company.

                EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES
                  FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2001

------------------------------------------------------------------------------------------------------------------
                                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                SECURITIES IN ALL REGISTERED
                                  DOLLAR RANGE OF EQUITY                     INVESTMENT COMPANIES OVERSEEN BY
TRUSTEE                           SECURITIES IN EACH FUND                     TRUSTEES IN RUSSELL FUND COMPLEX
------------------------------------------------------------------------------------------------------------------
George F. Russell, Jr.                      None                                         None
------------------------------------------------------------------------------------------------------------------
Michael J. Phillips                         None                                         None
------------------------------------------------------------------------------------------------------------------
Lynn L. Anderson                            None                                         None
------------------------------------------------------------------------------------------------------------------
Paul E. Anderson                            None                                         None
------------------------------------------------------------------------------------------------------------------
Paul Anton, Ph.D.                           None                                         $10,001 - $50,000
------------------------------------------------------------------------------------------------------------------
William E. Baxter                           None                                         $1 - $10,000
------------------------------------------------------------------------------------------------------------------
Kristianne Blake                            None                                         Over $100,000
------------------------------------------------------------------------------------------------------------------
Lee C. Gingrich                             None                                         None
------------------------------------------------------------------------------------------------------------------
Eleanor W. Palmer                           None                                         None
------------------------------------------------------------------------------------------------------------------
Raymond P. Tennison, Jr.                    None                                         None
------------------------------------------------------------------------------------------------------------------


                                OPERATION OF RIF


SERVICE PROVIDERS. Most of RIF's necessary day-to-day operations are performed by separate business organizations under contract to RIF. The principal service providers are:


Consultant                             Frank Russell Company

Manager, Transfer and Dividend         Frank Russell Investment Management
  Disbursing Agent                     Company

Money Managers                         Multiple professional discretionary
                                       investment management organizations

Custodian and Portfolio                State Street Bank and Trust Company
  Accountant

Distributor                            Russell Fund Distributors, Inc.


CONSULTANT. FRC, the corporate parent of FRIMCo, was responsible for organizing and reorganizing RIF and provides ongoing consulting services, described in the Prospectus, to RIF and FRIMCo. FRIMCo does not pay FRC an annual fee for consulting services.


FRC provides comprehensive consulting and money manager evaluation services to institutional clients, including FRIMCo and Frank Russell Trust Company. FRC also provides: (i) consulting services for international investment to these and other clients through its International Division and its wholly owned subsidiaries, Frank Russell Company Limited (London), Frank Russell Canada Limited/Limitee (Canada), Frank Russell Company Pty., Limited (Australia), Frank Russell Japan Co., Ltd. (Japan), Frank Russell Company S.A. (Paris), Frank Russell Company (N.Z.) Ltd. (New Zealand) and Frank Russell Investments (Delaware), and (ii) investment account and portfolio evaluation services to corporate pension plan sponsors and institutional money managers, through its Russell/Mellon Analytical Services, Inc. joint venture. Frank Russell Securities, Inc., a wholly owned subsidiary of FRC, carries on an institutional brokerage business as a registered broker-dealer. Frank Russell Capital Inc., a wholly owned subsidiary of FRC, carries on an investment banking business as a registered broker-dealer. Frank Russell Trust Company, a wholly-owned subsidiary of FRC, provides comprehensive trust and investment management services to corporate pension and profit-sharing plans. Frank Russell Investment (Cayman) Ltd., a wholly owned subsidiary of FRC, provides investment advice and other services. Frank Russell Investment (Ireland) Ltd., a wholly owned subsidiary of FRC, provides investment advice and other services. Frank Russell International Services Co., Inc., a wholly owned subsidiary of FRC, provides services to U.S. personnel secunded to overseas enterprises. Russell Real Estate Advisors, Inc., a wholly owned subsidiary of FRC, provides investment advice focused on the real estate asset class, performs discretionary investment management, and provides advice with respect to private investment funds, including limited partnerships. The mailing address of FRC is 909 A Street, Tacoma, WA 98402.


As affiliates, FRC and FRIMCo may establish certain intercompany cost allocations that reflect the consulting services supplied to FRIMCo. George F. Russell, Jr., Trustee Emeritus and Chairman Emeritus of RIF, is the Chairman Emeritus of FRC. FRIMCo is a wholly owned subsidiary of FRC.


FRC is a subsidiary of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"). Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of Wisconsin. Northwestern Mutual offers both portfolio-based and variable products, including: permanent and term life insurance, disability income insurance and annuities for personal, business, estate planning and pension markets. Mutual funds and other securities, as well as long-term care insurance, are offered through subsidiaries of Northwestern Mutual. Northwestern Mutual provides its insurance products and services through an exclusive network of approximately 7,800 agents associated with over 100 general agencies nationwide. In the life and health insurance category, it was named the most admired company in the U.S. in Fortune's corporate reputation survey published in 2001.


MANAGER. FRIMCo provides or oversees the provision of all general management and administration and investment advisory and portfolio management services for the Funds. FRIMCo provides the Funds with office space, equipment and the personnel necessary to operate and administer the Funds' business and to supervise the provision of services by third parties, such as the money managers and custodian. FRIMCo also develops the investment programs for each of the Funds, selects money managers for the Funds (subject to approval by the Board), allocates assets among the money managers, monitors the money managers' investment programs and results, and may exercise investment discretion over assets invested in the Funds' Liquidity Portfolios. (See, "Investment Policies---Liquidity Portfolios.") FRIMCo also acts as RIF's transfer agent and dividend disbursing agent. FRIMCo, as agent for RIF, pays the money managers' fees for the Funds, as a fiduciary for the Funds, out of the management fee paid by the Funds to FRIMCo. The remainder of the management fee is retained by FRIMCo as compensation for the services described above and to pay expenses.


Each of the Funds pays an annual management fee to FRIMCo, billed monthly on a pro rata basis and calculated as a specified percentage of the average daily net assets of each of the Funds.


The following Funds paid FRIMCo the listed management fees before waivers and/or reimbursements, for the years ended December 31, 2001, 2000 and 1999:




                                         2001            2000            1999
                                         ----            ----            ----
Multi-Style Equity                    $1,906,352      $2,174,644      $1,357,070
Aggressive Equity                        974,771         994,060         566,708
Non-U.S.                               1,522,577       1,847,695       1,006,593
Real Estate Securities                   819,123         584,858         286,897
Core Bond                                587,443         521,310         347,592


FRIMCo has contractually agreed to waive a portion of its management fee for each Fund, up to the full amount of its fee, to the extent the Fund's operating expenses exceed specified limits imposed by FRIMCo on an annual basis. Additionally, FRIMCo has contractually agreed to reimburse each Fund for all remaining expenses, after fee waivers, that still exceed their respective expense caps. These arrangements are not part of the Management Agreement with RIF and may be changed or discontinued.



The expense caps and waivers as of December 31, 1999 were as follows:



                       EXPENSE CAP    MANAGEMENT     REIMBURSED    TOTAL EXPENSE
                                      FEES WAIVED    BY FRIMCo     REDUCTION
--------------------------------------------------------------------------------
Multi-Style Equity      0.92%          $  22,022         --            $  22,022
Aggressive Equity       1.25              51,002         --               51,002
Non-U.S.                1.30             214,869         --              214,869
Real Estate Securities  1.15                  --         --                   --
Core Bond               0.80              31,865         --               31,865

The expense caps and waivers as of December 31, 2000 were as follows:

                       EXPENSE CAP    MANAGEMENT     REIMBURSED    TOTAL EXPENSE
                                      FEES WAIVED    BY FRIMCo     REDUCTION
--------------------------------------------------------------------------------
Multi-Style Equity      0.92%          $21,404            --             $21,404
Aggressive Equity       1.25            28,194            --              28,194
Non-U.S.                1.30           139,965            --             139,965
Real Estate Securities  1.15                --            --                  --
Core Bond               0.80            21,622            --              21,622


The expense caps and waivers as of December 31, 2001 were as follows:

                       EXPENSE CAP    MANAGEMENT     REIMBURSED    TOTAL EXPENSE
                                      FEES WAIVED    BY FRIMCo     REDUCTION
--------------------------------------------------------------------------------
Multi-Style Equity      0.92%          $168,652        0                $168,652
Aggressive Equity       1.25            132,329        0                 132,329
Non-U.S.                1.30            214,024        0                 214,024
Real Estate Securities  1.08                 --        0                      --
Core Bond               0.80             73,695        0                  73,695


For the Multi-Style Equity Fund, FRIMCo has contractually agreed to waive, at least until April 30, 2003, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.92% of the average daily net assets on an annual basis.


For the Aggressive Equity Fund, FRIMCo has contractually agreed to waive, at least until April 30, 2003, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.25% of the average daily net assets on an annual basis.


For the Non-U.S. Fund, FRIMCo has contractually agreed to waive, at least until April 30, 2003, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.30% of the average daily net assets on an annual basis.


For the Real Estate Securities Fund, FRIMCo has contractually agreed to waive, at least until April 30, 2003, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.15% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.15% of the average daily net assets on an annual basis.


For the Core Bond Fund, FRIMCo has contractually agreed to waive, at least until April 30, 2003, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.80% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.80% of the average daily net assets on an annual basis.


FRIMCo is a wholly-owned subsidiary of FRC, a subsidiary of The Northwestern Mutual Life Insurance Company. FRIMCo's mailing address is 909 A Street, Tacoma, WA 98402.


MONEY MANAGERS. The money managers have no affiliations or relationships with RIF or FRIMCo, other than as discretionary managers for all or a portion of a Fund's portfolio, except some money managers (and their affiliates) may effect brokerage transactions for the Funds (see, "Brokerage Allocations" and "Brokerage Commissions"). Money managers may serve as advisers or discretionary managers for Frank Russell Trust Company, other investment vehicles sponsored or advised by FRC or its affiliates, other consulting clients of FRC, other off-shore vehicles and/or for accounts which have no business relationship with the FRC organization.


From its management fees, FRIMCo, as agent for RIF, pays all fees to the money managers for their investment selection services. Quarterly, each money manager is paid the pro rata portion of an annual fee, based on the average for the quarter of all the assets allocated to the money manager. For the years ended December 31, 2001, 2000 and 1999, management fees paid to the money managers were:


                                                                                     Annual rate
Fund                                      $ Amount Paid                  (as a % of average daily net assets)
-------------------------     --------------------------------------     ------------------------------------
                                 2001           2000           1999      2001           2000           1999
                                 ----           ----           ----      ----           ----           ----
Multi-Style Equity            $422,597       $474,891       $312,678     0.17%          0.17%          0.18%
Aggressive Equity              400,445        390,846        244,240     0.39           0.37           0.41
Non-U.S.                       520,603        668,850        354,658     0.32           0.34           0.34
Real Estate Securities         241,408        187,318         89,570     0.25           0.27           0.18
Core Bond                      126,177        129,639         85,719     0.13           0.15           0.15


Each money manager has agreed that it will look only to FRIMCo for the payment of the money manager's fee, after RIF has paid FRIMCo. Fees paid to the money managers are not affected by any voluntary or statutory expense limitations. Some money managers may receive investment research prepared by FRC as additional compensation, or may receive brokerage commissions for executing portfolio transactions for the Funds through broker-dealer affiliates.


APPROVAL OF MANAGEMENT AGREEMENT. The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the management agreement with FRIMCo and the portfolio management contract with each Money Manager at a meeting held on February 25, 2002. In connection with this annual review, the Board, with the advice and assistance of independent counsel, received and considered information and reports relating to the services provided to the Funds by FRIMCo (and its affiliates) and each Money Manager.


In evaluating the management agreement and the portfolio management contracts, the Board considered that the Funds, in employing a manager of managers method of investment for each Fund, operate in a manner that is distinctly different in several fundamental respects from most other investment companies. In the case of most other investment companies, a management fee is paid by the investment company to its manager which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the manager's style and investment philosophy. Each of the Funds has multiple Money Managers.


The Board considered that, under the management agreement, FRIMCo, rather than the Money Managers, is responsible for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund have been allocated among multiple Money Managers. FRIMCo is responsible for selecting Money Managers for each Fund and determining allocations and reallocations of assets among the Money Managers. Each Money Manager for a Fund functions in the role of individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by FRIMCo in accordance with the Fund's applicable investment objective, policies and restrictions (each, a "segment"). FRIMCo is responsible for communicating performance expectations and evaluations to each Money Manager; supervising compliance by each Money Manager with each Fund's investment objectives and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending to the Board whether portfolio management contracts should be reviewed, modified or terminated. FRIMCo is responsible for recommending to the Board the restructuring of Fund segments and the addition of new Money Managers or replacement of existing Money Managers when, based on its research and analysis, such actions are appropriate. FRIMCo may develop specific constraints from time to time for each Money Manager intended to capitalize on the strengths of each Money Manager and to combine the investment activities of each in a complementary manner. FRIMCo's selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Managers of the same Fund. Moreover, the performance of individual Money Managers for a Fund may reflect the roles assigned to them by FRIMCo in the Fund's investment activities and any constraints placed upon their selection of portfolio securities. The overall performance of each Fund therefore reflects in great part the performance of FRIMCo in designing the Fund's investment program, structuring Fund segments, selecting an effective Money Manager for each segment with a style that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.


The Board also considered that the prospectus of the Funds emphasize to investors FRIMCo's role as the principal investment manager for each Fund and describe the manner in which the Funds operate so that investors may take such information into account when deciding to purchase shares of any Fund.


In addition to these general factors relating to the manager of managers structure of the Funds, the Trustees, in evaluating the renewal of the management agreement considered, with respect to each Fund, various specific factors, including the following:


          1. The nature, scope and quality of the services provided to the Fund by FRIMCo;


          2. Information as to the performance of each Fund in comparison to investment companies not managed by FRIMCo believed to be generally comparable in investment objectives and size to such Fund ("Comparable Funds") over varying periods of time taking into account, for each Fund the particular objectives of the manager of managers structure utilized by FRIC;


          3. The management fee paid by the Fund to FRIMCo and the fact that it encompasses all investment management fees paid by the Fund, including the fees paid to any Money Managers of such Fund;


          4. Other fees and benefits received by FRIMCo or its affiliates from the Fund, including cash management and securities lending fees;


          5. Information as to management fees paid to Comparable Funds;


          6. Information concerning the expense ratio of the Fund and expense ratios of Comparable Funds, taking into account the general impact of a manager of managers structure upon expenses.


          7. The profitability that FRIMCo derives from its mutual fund operations generally and from each Fund;


          8. Any measures identified or under consideration by FRIMCo to improve Fund performance;


          9. Various efforts to improve shareholder services undertaken during the preceding year and plans for additional efforts for the coming year;


         10. Information about FRIMCo's costs and plans for investments in its business of potential benefit to the Funds;


         11. The importance of supporting quality, long-term service by FRIMCo to help achieve the Fund's investment performance, including the continuing need of FRIMCo to retain and attract qualified investment and service professionals to serve the Fund in an increasingly competitive industry;


         12. With respect to each Fund, the special expertise of FRIMCo with respect to the manager of managers fund structure of such Fund and the likelihood that, at the current expense ratio of such Fund, there would be no acceptable alternative investment managers to replace FRIMCo on comparable terms given the need to conduct the manager of managers, multi-style strategy of the Fund.


The Trustees in evaluating the renewal of each portfolio management contract with each Money Manager considered various specific factors, including the following:


          1. Information as to the performance of the Money Manager, including FRIMCo's evaluation of the Money Manager's performance in light of FRIMCo's expectations and any constraints placed upon the Money Manager by FRIMCo in the selection of securities for the Fund segment under its management;


          2. FRIMCo's determination that continuation of the portfolio management contract would facilitate FRIMCo's conduct of a Fund's investment program and information as to the impact of the Money Manager's segment upon the performance of the Fund as a whole.


          3. The fact that no change was proposed to the fee rate paid to the Money Manager under the portfolio management contract;


          4. The fact that the Money Manager's fees are paid by FRIMCo from its fees under the management agreement rather than by a Fund; the interest of FRIMCo in negotiating and renegotiating reasonable fees with Money Managers; the strategy utilized by FRIMCo generally in negotiating and renegotiating fees with Money Managers; and the generally favorable relationships between investment management fees negotiated by FRIMCo with Money Managers and the published standard rates of such Money Managers (taking into account that the published rates may cover administrative services not needed by a
             Fund); and


          5. The belief of FRIMCo that the Money Manager's fees are competitive and reasonable; information as to the aggregate management fees paid by each Fund; and the fact that the aggregate management fees paid by each Fund are, in the Board's opinion, competitive and reasonable.


Based on all of the factors described above and such other considerations and information as it deemed relevant, the Board determined that the renewal of the management agreement and each of the portfolio management contracts would be in the best interests of each Fund and its shareholders and, on that basis, approved their renewals.


DISTRIBUTOR. Russell Fund Distributors, Inc. serves as the distributor of RIF Shares. The distributor receives no compensation from RIF for its services. The distributor is a wholly owned subsidiary of FRIMCo and its mailing address is:
909 A Street, Tacoma, WA 98402.



CUSTODIAN AND PORTFOLIO ACCOUNTANT. State Street Bank and Trust Company ("State Street") serves as the custodian for RIF. State Street also provides basic portfolio recordkeeping required for each of the Funds for regulatory and financial reporting purposes. For these services, State Street is paid the following annual fees, which will be billed and payable on a monthly basis:


CUSTODY:

DOMESTIC CUSTODY - (i) $3,000 per portfolio per fund; (ii) First $10 billion in average daily net assets - 0.75%, Over $10 billion - 0.65%. Global Custody - (i) First $500 million in month end net assets - 0.11% - 0.35%, Over $500 million - 0.03% - 0.35% depending on the geographic classification of the investments in the international funds (ii) a transaction charge ranging from $25 - $100 depending on the geographic classification of the investments in the international funds. All Custody - (i) Portfolio transaction charges range from $6.00 - $25.00 depending on the type of transaction; (ii) Futures and Options charges range from $8.00 - $25.00; (iii) monthly pricing fees of $375.00 per portfolio and $6.00 - $11.00 per security; (iv) on-line access charges of $2,500 per fund; and (v) Reimbursement of out-of-pocket expenses including postage, transfer fees, stamp duties, taxes, wire fees, telexes and freight. In addition, interest earned on uninvested cash balances will be used to offset the Funds' custodian expense.

FUND ACCOUNTING:

DOMESTIC FUND ACCOUNTING - (i) $10,000 per portfolio; and (ii) 0.015% of average daily net assets. International Fund Accounting - (i) $24,000 per portfolio per year; and (ii) 0.03% of month end net assets. Yield calculation services - $4,200 per fixed income fund. Tax accounting services - $8,500 per Equity Fund, $11,000 per Fixed Income Fund, and $15,000 per Global Fund. The mailing address for State Street Bank and Trust Company is: 1776 Heritage Drive, North Quincy, MA 02171.


TRANSFER AND DIVIDEND DISBURSING AGENT. FRIMCo serves as the transfer agent for RIF. For this service, FRIMCo is paid a per account fee for transfer agency and dividend disbursing services provided to RIF. From this fee, which is based upon the number of shareholder accounts and total assets of the Funds, FRIMCo compensates unaffiliated agents who assist in providing these services. FRIMCo is also reimbursed by RIF for certain out-of-pocket expenses, including postage, taxes, wires, stationery, and telephone. FRIMCo's mailing address is: 909 A Street, Tacoma, WA 98402.


INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP serves as the independent accountants of RIF. PricewaterhouseCoopers LLP is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with generally accepted auditing standards and review of tax returns. The mailing address of PricewaterhouseCoopers LLP is 999 Third Avenue, Seattle, WA 98104-4098.

CODES OF ETHICS. RIF, FRIMCo and the Distributor have each adopted a Code of Ethics as required under SEC Rule 17j-1. These Codes permit personnel subject to the Codes to invest in securities, which may include securities in which the Funds can invest. Personal investments are subject to the regulatory and disclosure provisions of the respective Codes. In addition, each Money Manager has adopted a Code of Ethics under Rule 17j-1. The table below indicates whether each Money Manager's Code of Ethics permits personnel covered by the Code to invest in securities and, where appropriate, to invest in securities in which a Fund advised by that Money Manager may invest.


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                           Does the code
                                                                                                        contain all of the
                                                                                                             required
                                 Personal investing        Are investments in securities owned by            Rule 17j-1
        MONEY MANAGER                 allowed?                 the advised sub-trust allowed?               provisions?
-----------------------------------------------------------------------------------------------------------------------------
AEW Management and               Yes                       No                                           Yes
 Advisors, L.P.
-----------------------------------------------------------------------------------------------------------------------------
Alliance Capital                 Yes                       Yes, but not in securities with pending      Yes
 Management L.P.                                           or possible client buy or sell orders
-----------------------------------------------------------------------------------------------------------------------------
Barclays Global                  Yes                       Yes, but not in securities with pending      Yes
 Investors                                                 or possible client buy or sell orders
                                                           and certain blackouts apply to
                                                           securities of Barclays PLC and
                                                           securities underwritten by Barclays
                                                           affiliates
-----------------------------------------------------------------------------------------------------------------------------
The Boston Company               Yes                       Yes, but not in securities with pending      Yes
 Asset Management, LLC                                     or possible client buy or sell orders,
                                                           also, certain persons may not purchase
                                                           securities issued by financial services
                                                           organizations
-----------------------------------------------------------------------------------------------------------------------------
Brandywine Asset                 Yes                       Yes, but not in securities with pending      Yes
 Management, Inc.                                          or possible client buy or sell orders
-----------------------------------------------------------------------------------------------------------------------------
CapitalWorks Investment          Yes                       Yes, but not in securities with pending      Yes
 Partners, LLC                                             or possible client buy or sell orders
-----------------------------------------------------------------------------------------------------------------------------
David J. Greene and              Yes                       Yes                                          Yes
 Company, LLC
-----------------------------------------------------------------------------------------------------------------------------
Fidelity Management and          Yes                       Yes, but cannot purchase closed-end          Yes
 Research Company                                          funds for which Fidelity performs
                                                           pricing and bookkeeping and securities
                                                           of certain broker-dealers
-----------------------------------------------------------------------------------------------------------------------------
Geewax, Terker &                 Yes                       Yes, but not in securities with pending      Yes
 Company                                                   or possible client buy or sell orders
-----------------------------------------------------------------------------------------------------------------------------
Jacobs Levy Equity               Yes                       Yes, but not in securities with pending      Yes
 Management, Inc.                                          or possible client buy or sell orders
-----------------------------------------------------------------------------------------------------------------------------
J.P. Morgan Investment           Yes                       Yes, but not in securities with pending      Yes
 Management Inc.                                           or possible client buy or sell orders
-----------------------------------------------------------------------------------------------------------------------------
Oechsle International            Yes                       Yes, but not in securities with pending      Yes
 Advisors, LLC                                             or possible client buy or sell orders
-----------------------------------------------------------------------------------------------------------------------------
Pacific Investment               Yes, but must use a       Yes, but not in securities with pending      Yes
 Management Company              registered broker for     or possible client buy or sell orders
                                 transactions in
                                 publicly traded
                                 securities
-----------------------------------------------------------------------------------------------------------------------------
Peachtree Asset                  Yes                       Yes, but not in securities with pending      Yes
 Management                                                or possible client buy or sell orders
-----------------------------------------------------------------------------------------------------------------------------
RREEF America L.L.C.             Yes                       Yes, but transactions in securities          Yes
                                                           with pending or possible client buy or
                                                           sell orders require prior approval
-----------------------------------------------------------------------------------------------------------------------------
Security Capital                 Yes                       Yes, but not in securities with pending      Yes
 Management Incorporated                                   or possible client buy or sell orders
-----------------------------------------------------------------------------------------------------------------------------
Strong Capital                   Yes                       Yes, but not in securities with pending      Yes
 Management,Inc.                                           or possible client buy or sell orders
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Suffolk Capital Management,    Yes               Yes, but not in securities with          Yes
 LLC                                             pending or possible client buy or sell
                                                 orders or in securities of which 10%
                                                 or more are held in portfolios managed
                                                 by Suffolk
----------------------------------------------------------------------------------------------------------------------
Systematic Financial           Yes               Yes, but not in securities with          Yes
 Management, L.P.                                pending or possible client buy or sell
                                                 orders
----------------------------------------------------------------------------------------------------------------------
TimesSquare Capital            Yes               Yes, but not in securities with          Yes
 Management, Inc.                                pending or possible client buy or sell
                                                 orders
----------------------------------------------------------------------------------------------------------------------
Turner Investment Partners,    Yes               Yes, but not in securities in which      Yes
 Inc.                                            the adviser has a long or short
                                                 position or with pending or possible
                                                 client buy or sell orders
----------------------------------------------------------------------------------------------------------------------
Westpeak Global Advisors,      Yes               Yes, but not in securities with          Yes
 L.P.                                            pending or possible client buy or sell
                                                 orders
----------------------------------------------------------------------------------------------------------------------


FUND EXPENSES. The Funds will pay all their expenses other than those expressly assumed by FRIMCo. The principal expense of the Funds is the annual management fee payable to FRIMCo. The Funds' other expenses include: fees for independent accountants, legal, transfer agent, registrar, custodian, fund accounting, tax accounting, dividend disbursement, state taxes; brokerage fees and commissions; insurance premiums; association membership dues; fees for filing of reports and registering Shares with regulatory bodies; deferred organizational expenses; and such extraordinary expenses as may arise, such as federal taxes and expenses incurred in connection with litigation proceedings and claims and the legal obligations of RIF to indemnify its Trustees, officers, employees, shareholders, distributors and agents with respect thereto.


Whenever an expense can be attributed to a particular Fund, the expense is charged to that Fund. Other common expenses are allocated among the Funds based primarily upon their relative net assets.

FRIMCo may, from time to time, contractually agree to waive or reimburse Fund expenses in excess of certain limits on an annualized basis. These limits may be changed or rescinded at any time to certain of the Funds (see the Prospectus for further detail).


VALUATION OF FUND SHARES. The net asset value per share is calculated for each Fund on each business day in which Shares are offered or orders to redeem are tendered. A business day is one on which the New York Stock Exchange ("NYSE") is open for regular trading. Currently, the Exchange is open for trading every weekday except New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


Net asset value per share is computed for each Fund by dividing the current value of the Fund's assets less liabilities by the number of Shares of the Fund outstanding and rounding to the nearest cent.

The Non-U.S. Fund's portfolio securities actively trade on foreign exchanges, which may trade on Saturdays and on days that the Fund does not offer or redeem Shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the net asset value of Fund Shares when the shareholder is not able to purchase or redeem Fund Shares. Further, because foreign securities markets may close prior to the time the Fund determines net asset value, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Fund calculates net asset value may not be reflected in the calculation of net asset value unless FRIMCo determines that a particular event would materially affect the net asset value.


VALUATION OF PORTFOLIO SECURITIES. With the exceptions noted below, the Funds value their portfolio securities at "fair market value." This generally means that equity securities and fixed-income securities listed and principally traded on any national securities exchange are valued on the basis of the last sale price or, if there were no sales, at the closing bid price, on the primary exchange on which the security is traded. US over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price, and futures contracts are valued on the basis of last sale price.


Because many fixed-income securities do not trade each day, last sale or bid prices often are not available. As a result, these securities may be valued using prices provided by a pricing service when the prices are believed to be reliable--that is, when the prices reflect the fair market value of the securities.

International equity securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over-the-counter are valued on the basis of the mean of bid prices. If there is no last sale or mean bid price, the securities may be valued on the basis of prices provided by a pricing service when the prices are believed to be reliable.



The Funds value securities for which market quotations are not readily available at "fair value," as determined in good faith and in accordance with procedures established by the Board.


PORTFOLIO TRANSACTION POLICIES. Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short-term trading profits. However, these Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their money managers.


The portfolio turnover rates for certain multi-manager Funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Decisions to buy and sell securities for each Fund are made by a money manager independently from other money managers. Thus, one money manager could be selling a security when another money manager for the same Fund is purchasing the same security, thereby increasing the Fund's portfolio turnover ratios and brokerage commissions. The Funds' changes of money managers may also result in a significant number of portfolio sales and purchases, as the new money manager restructures the former money manager's portfolio.

The Funds do not give significant weight to attempting to realize long-term, rather than short-term, capital gains when making portfolio management decisions.


PORTFOLIO TURNOVER RATE. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the past 13 months. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts, and repurchase agreements, are excluded. Significant variations in the portfolio turnover rates for any Fund generally are primarily attributable to money manager changes, market volatility, and duration of portfolio investments.


The portfolio turnover rates for the last two years for each Fund were:

                                       Year Ended                  Year Ended
                                   December 31, 2001           December 31, 2000
                                   -----------------           -----------------
Multi-Style Equity                       131.67%                    161.09%
Aggressive Equity                        180.38                     203.48
Non-U.S.                                  79.79                      86.06
Real Estate Securities                    55.13                      45.79
Core Bond                                205.62                     171.48


A high portfolio turnover rate generally will result in higher brokerage transaction costs and may result in higher levels of realized capital gains or losses with respect to a Fund's portfolio securities.


BROKERAGE ALLOCATIONS. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions; on non-U.S. exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes an undisclosed payment in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.


Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the money manager. RIF's agreements with FRIMCo and the money managers provide, in substance and subject to specific directions from officers of the Funds or FRIMCo, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the Fund. Securities will ordinarily be purchased from the primary markets, and the money manager shall consider all factors it deems relevant in assessing the best overall terms available for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, those agreements authorize FRIMCo and the money manager, respectively, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds,

FRIMCo and/or to the money manager (or their affiliates). FRIMCo and the money managers are authorized to cause the Funds to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. FRIMCo or the money manager, as appropriate, must determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which FRIMCo or the money manager exercises investment discretion. Any commission, fee or other remuneration paid to an affiliated broker-dealer is paid in compliance with RIF's procedures adopted in accordance with Rule 17e-1 of the 1940 Act.

FRIMCo does not expect RIF to ordinarily effect a significant portion of RIF's total brokerage business for the Funds with broker-dealers affiliated with its money managers. However, a money manager may effect portfolio transactions for the segment of a Fund's portfolio assigned to the money manager with a broker-dealer affiliated with the manager, as well as with brokers affiliated with other money managers.


FRIMCo and each Money Manager arrange for the purchase and sale of RIF's securities and select brokers and dealers (including affiliates), which in their best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. FRIMCo and each Money Manager may select brokers and dealers which provide them with research services and may cause RIF to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if they view the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliates, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable FRIMCo and each Money Manager to supplement its own research and analysis.


The Funds will effect transactions through Frank Russell Securities, Inc. ("FRS") and its global network of unaffiliated correspondent brokers. FRS is a registered broker and investment advisor and an affiliate of FRIMCo. Trades placed through FRS are used to obtain either research services for FRIMCo to assist it in its capacity as a manager of managers, or to generate commission rebates to the Funds on whose behalf the trades were made. The Funds' money managers are requested to effect transactions with or through FRS only to the extent that the Funds will receive competitive execution, price and commissions. In addition, FRIMCo proposes targets for the amount of trading that its money managers direct through FRS based upon asset class, investment style and other factors.



Research services provided to FRIMCo by FRS include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates. Research provided to FRIMCo will benefit the particular Funds generating the trading activity, but will also benefit other Funds within RIF and may also benefit other funds and clients managed or advised by FRIMCo or its affiliates. Similarly, the Funds will benefit from research provided with respect to trading by those other funds and clients. However, a portion of the research services will be obtained at cost from Russell/Mellon Analytical Services, Inc. ("RMAS"), an affiliate of FRIMCo. RMAS is a joint venture between FRC and Mellon Bank, and is a major supplier of investment analytics to the investment management industry world-wide. In some cases, research may also be provided by non-affiliated brokers.


Decisions concerning the acquisition of research services are approved and monitored by a FRC Soft Dollar Committee, which consists principally of individual employees in research and investment management roles. The committee acts as an oversight body with respect to all purchases of research services using soft dollars generated by funds managed by FRC affiliates, including the Funds. In addition, the committee is charged with setting an annual soft dollar budget with respect to the Funds.



FRS also rebates to the Funds a portion of commissions earned on trading by the Funds in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. FRS begins generating commission recapture on the instructions of the Soft Dollar Committee once FRIMCo's research needs have been met, as determined annually in the Soft Dollar Committee budgeting process. FRS retains a portion of all commissions generated, regardless of whether the trades were used to provide research services to FRIMCo or commission recapture to the Funds.


BROKERAGE COMMISSIONS. The Board of Trustees reviews, at least annually, the commissions paid by the Funds to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds. FRC maintains an extensive database showing commissions paid by institutional investors, which is the primary basis for making this evaluation. Certain services received by FRIMCo or the money managers attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the money manager, or a Fund other than that for which the particular portfolio transaction was effected. The fees of the money managers are not reduced by reason of their receipt of such brokerage and research services.

During the last three years, the brokerage Commissions paid by the Funds were:

                                                      Year Ended December 31,
                                 --------------------------------------------------------
                                    2001                  2000                   1999
                                    ----                  ----                   ----
Multi-Style Equity               $  727,743            $  553,974             $  311,283
Aggressive Equity                   429,893               295,152                167,564
Non-U.S.                            499,498               689,257                579,446
Real Estate Securities*             237,103               160,494                172,975
Core Bond                                75                 7,978                     --
                                 ----------            ----------             ----------
Total
                                 $1,894,312            $1,706,855             $1,231,268
                                 ==========            ==========             ==========


*   Commenced operations on April 30, 1999.

The Core Bond Fund normally does not pay a stated brokerage commission on transactions.

The principal reasons for changes in several Funds' brokerage commissions were
(1) changes in Fund asset size, (2) changes in market conditions, and (3) changes in money managers of certain Funds, which required substantial portfolio restructurings, resulting in increased securities transactions and brokerage commissions.


During the year ended December 31, 2001, $91,974 of the brokerage commissions of the Funds were directed to brokers who provided research services to FRIMCo. The research services included industry and company analysis, portfolio strategy reports, economic analysis, and statistical data pertaining to the capital markets.


Gross brokerage commissions received by affiliated broker/dealers from affiliated and non-affiliated money managers for the fiscal years ended December 31, 2001, 2000 and 1999 from portfolio transactions effected for the Funds, were as follows:


                                                 2001                            2000                         1999
                              --------------------------     --------------------------   --------------------------
                                             Percent of                     Percent of                   Percent of
                                               total                           total                        total
Affiliated Broker/Dealer      Commissions    Commissions     Commissions    Commissions   Commission     Commissions
------------------------      -----------    -----------     -----------    -----------   ----------     -----------
Autranet                                                      $    511          0.03%     $    1,955         0.16%
Commerze Bank                                                    1,628          0.09           4,155         0.34
Donaldson, Lufkin & Jenrette                                     3,844          0.22           2,976         0.24
Frank Russell Securities         $445,529      23.51%          289,444         16.96         178,651        14.51
JP Morgan Chase                                                 24,456          1.43          12,106         0.98
Robert W. Baird & Co.               2,183       0.12                --            --             633         0.05
Robinson Humphrey                                                1,370          0.08             105         0.01
Salomon Smith Barney                                            17,338          1.02           7,079         0.57
Sanford Bernstein                   1,095       0.06             4,726          0.28           2,933         0.24
                                 --------      -----          --------         -----      ----------        -----
Total                            $448,807      23.69%         $343,317         20.11%     $1,826,961        17.10%
                                 ========      =====          ========         =====      ==========        =====



The percentage of total affiliated transactions (relating to trading activity) to total transactions during the year ended 2001 for the Funds was 23.69%.

During the year ended December 31, 2001 the Funds purchased securities issued by the following regular brokers or dealers as defined by Rule 10b-1 of the 1940 Act, each of which is one of the Funds' ten largest brokers or dealers by dollar amounts of securities executed or commissions received on behalf of the Funds. The value of broker-dealer securities held as of December 31, 2001 was as follows:


                                                            Frank                         Correspondent
                                 Goldman           Russell          Bear           Services        Instinet Clearing
Fund                              Sachs           Securities       Stearns        Corporation        Services, Inc.
Multi-Style Equity               $25,684            $208,551       $18,570         $53,359              $13,853
Aggressive Equity                  5,646              68,336        15,346          28,274               49,635
Non-U.S.                          38,367              23,629         5,822              --                1,705
Real Estate Securities             7,007              27,368        18,175          10,054                   --
Core Bond                             --                  --            --              --                   --


                                            Investment                       Lehman
                                   Technology     Jefferies &      Brothers,           Merrill         Morgan Stanley
Fund                                 Group        Company            Inc.              Lynch            Dean Witter
Multi-Style Equity                 $56,921          $1,959           $13,788           $31,972            $28,243
Aggressive Equity                   59,091          41,314             8,847             3,678              5,658
Non-U.S.                            19,656              --            14,471            94,587             30,000
Real Estate Securities               1,210          21,514            29,273             6,762              8,640
Core Bond                               --              --                75                --                 --


YIELD AND TOTAL RETURN QUOTATIONS. The Funds compute their average annual total return by using a standardized method of calculation required by the Securities and Exchange Commission (the "SEC"). Average annual total return is computed by finding the average annual compounded rates of return on a hypothetical initial investment of $1,000 over the one, five and ten year periods (or life of the Funds, as appropriate), that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                  P(1+T)/n/ = ERV

Where:            P =      a hypothetical initial payment of $1,000;
                  T =      average annual total return;
                  N =      number of years; and
                  ERV =    ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the one, five or ten year period at the end of the one, five, or ten year period (or fractional portion thereof).


The calculation assumes that all dividends and distributions of each Fund are reinvested at the net asset value calculated as described in the Prospectus on the dividend dates during the period, and includes all recurring fees that are charged to all shareholder accounts. The average annual total returns for the Funds are reported in the Prospectus.


Yields are computed by using standardized methods of calculation required by the SEC. Yields for Funds are calculated by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period, according to the following formula:

               YIELD = 2[(a-b+1)/6/ -1]
                       --------------
                             cd

Where:          a =      dividends and interest earned during the period
                b =      expenses accrued for the period (net of reimbursements)
                c =      average daily number of Shares outstanding during the
                         period that were entitled to receive dividends
                d =      the maximum offering price per share on the last day
                         of the period

The yields for the Funds investing primarily in fixed-income instruments are reported in the Prospectus. Yield may fluctuate daily and does not provide a basis for determining future yields.

Each Fund may, from time to time, advertise non-standard performances, including average annual total return for periods other than 1, 5 or 10 years or since inception.

Each Fund may compare its performance with various industry standards of performance, including the VARDS Report, Lipper Analytical Services, Inc. or other industry publications, business periodicals, rating services and market indices.

            INVESTMENT RESTRICTIONS, POLICIES AND CERTAIN INVESTMENTS


Each Fund's investment objective is "fundamental" which means each investment objective may not be changed without the approval of a majority of each Fund's shareholders. The vote of a majority of the outstanding voting securities of each Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Certain investment policies and restrictions may also be fundamental. Other policies and restrictions may be changed by a Fund without shareholder approval. The Funds' investment objectives are set forth in the Prospectus.


INVESTMENT RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions. Unless otherwise noted, these restrictions apply on a Fund-by-Fund basis at the time an investment is being made. No Fund may:


1. Purchase securities if, as a result of such purchase, the Fund's investments would be concentrated, within the meaning of the 1940 Act, in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any particular industry or group of industries for purposes of this investment restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. This investment restriction shall not apply to the Real Estate Securities Fund. The Real Estate Securities Fund may invest in the securities of companies directly or indirectly engaged in the real estate industry without limitation as to concentration.

2. Purchase or sell real estate; provided that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

3. Purchase or sell commodities except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts. No Fund may purchase or sell interests in oil, gas or other mineral exploration or development programs.

4. Borrow money, except that a Fund may borrow money to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC.

5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

7. Issue securities senior to the Fund's presently authorized shares of beneficial interest except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges,
(b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder.

Each Fund is also subject to the following non-fundamental investment restriction (restrictions that can be changed by the Trustees without shareholder approval). Unless otherwise noted, this restriction applies on a Fund-by-Fund basis at the time an investment is being made.

No Fund may borrow money for purposes of leveraging or investment.

INVESTMENT POLICIES.


Fund Investment Securities
--------------------------

  The following table illustrates the investments that the Funds may invest in or are permitted to invest in:

                                                        Multi-Style  Aggressive              Real Estate  Core
                Type of Portfolio                         Equity       Equity     Non-U.S.    Securities  Bond
                    Security                               Fund         Fund        Fund         Fund     Fund
-------------------------------------------------       -----------  ----------   --------   -----------  ----
Common stocks ...................................            X           X            X           X
Common stock equivalents (warrants/rights) ......            X           X            X           X
Common stock equivalents (options) ..............            X           X            X           X
Common stock equivalents (convertible debt
  securities) ...................................            X           X            X           X         X
Common stock equivalents (depository receipts)               X           X            X
  Preferred stocks ..............................            X           X            X           X         X
Equity derivative securities ....................            X           X            X           X
Debt securities (below investment grade or
  junk bonds) ...................................                                                           X
US government securities ........................            X           X            X           X         X
Municipal obligations ...........................                                                           X
Foreign securities ..............................            X           X            X           X         X

Other Investment Practices
--------------------------

  The Funds use investment techniques commonly used by other mutual funds. The table below summarizes the investment practices of the Funds, each of which may involve certain special risks. The Glossary located at the back of the SAI describes each of the investment techniques identified below.


                                                        Multi-Style  Aggressive              Real Estate  Core
                                                          Equity       Equity     Non-U.S.    Securities  Bond
                Type of Practice                           Fund         Fund        Fund         Fund     Fund
-------------------------------------------------       -----------  -----------  --------   -----------  ----
Uninvested cash balances ........................            X           X            X           X         X
Repurchase agreements(1) ........................                                     X           X         X
When-issued and forward commitment
  securities ....................................                                     X           X         X
Reverse repurchase agreements ...................                                     X           X         X
Lending portfolio securities, not to exceed
  33 1/3% of total Fund assets ..................            X           X            X           X         X
Illiquid securities (limited to 15% of a Fund's
  net assets) ...................................            X           X            X           X         X
Forward currency contracts(2) ...................                                     X                     X
Write (sell) call and put options on
  securities, securities indexes and foreign
  currencies(3) .................................            X           X            X           X         X
Purchase options on securities, securities
  indexes, and currencies(3) ....................            X           X            X           X         X
Interest rate futures contracts, stock index
  futures contracts, foreign currency contracts
  and options on futures(4) .....................            X           X            X           X         X
Liquidity portfolios ............................            X           X            X           X


(1) Under the 1940 Act, repurchase agreements are considered to be loans by a Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security.
(2) Each of the Non-U.S. and Core Bond Funds may not invest more than 33% of its assets in these contracts.
(3) A Fund will only engage in options where the options are traded on a national securities exchange or in an over-the-counter market. A Fund may invest up to 5% of its net assets, represented by the premium paid, in call and put options. A Fund may write a call or put option to the extent that the aggregate value of all securities or other assets used to cover all such outstanding options does not exceed 25% of the value of its net assets.
(4) A Fund does not enter into any futures contracts or related options if the sum of initial margin deposits on futures contracts, related options (including options on securities, securities indexes and currencies) and premiums paid for any such related options would exceed 5% of its total assets. A Fund does not purchase futures contracts or related options if, as a result, more than one-third of its total assets would be so invested.


  Uninvested Cash Balances.  Each Fund, and its money managers, may elect to
  ------------------------
invest the Fund's uninvested cash balances in one or more affiliated or unaffiliated money market funds. Pursuant to exemptive relief from the SEC, any investment of uninvested cash balances in affiliated money market funds will not exceed 25% of the investing Fund's total assets.


The Funds will invest uninvested cash balances in affiliated money market funds only so long as it does not adversely affect the portfolio management and operations of the money market funds. The affiliated money market funds, and the Funds investing in them, treat such investments as the purchase and redemption of a money market fund's shares. Any Fund investing in an affiliated money market fund pursuant to this procedure participates equally on a pro rata basis in all income, capital gains, and net assets of the money market fund, and will have all rights and obligations of a shareholder, including voting rights. However, shares of an affiliated money market fund issued to the Funds will be voted by RIF's Trustees in the same proportion as the shares of the money market fund that are held by shareholders that are not Funds. In addition to the management fees payable by the Funds to FRIMCo, each Fund that invests its uninvested cash balances in one or more of Frank Russell Investment Company's ("FRIC") money market funds pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of that money market fund's operating expenses, which include the advisory and administrative fees that such money market fund pays to FRIMCo. Currently, the uninvested cash balances are invested in FRIC's Money Market Fund whose aggregate annual rate of advisory and administrative fees payable to FRIMCo is 0.10% (net of fee waivers and reimbursements) of that fund's average daily net assets. The SEC exemptive order requires that the Funds' Board determine that the advisory fees incurred in connection with the investment of uninvested cash balances in affiliated money market funds are not for duplicative services.



  Liquidity Portfolio.  A Fund at times has to sell portfolio securities in
  -------------------
order to meet redemption requests. The selling of securities may affect a Fund's performance since the money manager sells the securities for other than investment reasons. A Fund can avoid selling its portfolio securities by holding adequate levels of cash to meet anticipated redemption requests.


  The holding of significant amounts of cash is contrary to the investment objectives of each of the Funds. The more cash the Funds hold, the more difficult it is for their returns to meet or surpass their respective benchmarks. FRIMCo will exercise investment discretion or select a money manager to exercise investment discretion for approximately 5-15% of the Funds' assets assigned to a "Liquidity Portfolio."


  A Liquidity Portfolio addresses this potential detriment by having FRIMCo, or a money manager selected for this purpose, create a temporary equity exposure for uninvested cash balances by purchasing index futures contracts, index options and/or index swaps in amounts that expose the Liquidity Portfolio to the performance of the relevant index. This will enable the Funds to hold cash while receiving a return on the cash which is similar to that of equity securities.


  Liquidity Portfolios will be used for each of the Funds except the Core Bond Fund.


CERTAIN INVESTMENTS.


  Repurchase Agreements.  A Fund may enter into repurchase agreements with the
  ---------------------
seller, a bank or securities dealer, who agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally one day). The securities purchased by a Fund have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. Repurchase agreements assist a Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Funds will limit repurchase transactions to those member banks of the Federal Reserve System and primary dealers in US government securities whose creditworthiness is continually monitored and found satisfactory by the Funds' money managers.

  Reverse Repurchase Agreements.  A Fund may enter into reverse repurchase
  -----------------------------
agreements to meet redemption requests where the liquidation of portfolio securities is deemed by the Fund's money manager to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio securities' market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of a Fund equal in value to the repurchase price, including any accrued interest, will be segregated on the Fund's records while a reverse repurchase agreement is in effect.


  High Risk Bonds.  The Funds, other than the Core Bond Fund, do not invest
  ---------------
their assets in securities rated less than BBB- by S&P or Baa3 by Moody's, or in unrated securities judged by the money managers to be of a lesser credit quality than those designations. Securities rated BBB- by S&P or Baa3 by Moody's are the lowest ratings which are considered "investment grade," although Moody's considers securities rated Baa3, and S&P considers bonds rated BBB-, to have some speculative characteristics. The Funds, other than the Core Bond Fund, will dispose of, in a prudent and orderly fashion, securities whose ratings drop below these minimum ratings. The market value of debt securities generally varies inversely in relation to interest rates.


  The Core Bond Fund will invest in "investment grade" securities and may invest up to 25% of its total assets in debt securities rated less than BBB- by S&P or Baa3 by Moody's, or in unrated securities judged by the money managers of the Fund to be of comparable quality. Lower rated debt securities generally offer a higher yield than that available from higher grade issues. However, lower rated debt securities involve higher risks, because they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower rated debt securities has expanded rapidly in recent years, and its growth has paralleled a long economic expansion. The market for lower rated debt securities is generally thinner and less active than that for higher quality securities, which would limit the Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such debt may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. The money managers of the Core Bond Fund will seek to reduce the risks associated with investing in such securities by limiting the Fund's holdings in such securities and by the depth of their own credit analysis.



  Securities rated BBB- by S&P or Baa3 by Moody's may involve greater risks than securities in higher rating categories. Securities receiving S&P's BBB-rating are regarded as having adequate capacity to pay interest and repay principal. Such securities typically exhibit adequate investor protections but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rating categories.


  Securities possessing Moody's Baa3 rating are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security is judged adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics and in fact may have speculative characteristics as well. For further description of the various rating categories, see "Ratings of Debt Instruments."


  Risk Factors.  The growth of the market for lower rated debt securities has
  ------------
paralleled a long period of economic expansion. Lower rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations in response to changing interest rates. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of low rated debt securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek financial recovery.

  In addition, the markets in which low rated debt securities are traded are generally thinner, more limited and less active than those for higher rated securities. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund's Shares.

  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated securities may be more complex than for issuers of other investment grade securities, and the ability of a Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment grade securities.

  The money managers of the Funds may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

  Illiquid Securities.  The Funds will not purchase or otherwise acquire any
  -------------------
security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements of more than seven days' duration, that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. In addition, the Funds will not invest more than 10% of their respective net assets (taken at current value) in securities of issuers which may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). These policies do not include (1) commercial paper issued under Section 4(2) of the 1933 Act, or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board approved guidelines. These guidelines adopted by the Board for the determination of liquidity of securities take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holding of that security may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value.

  The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by the Funds pursuant to Rule 144A, as explained in the respective Prospectuses) may be negotiated at the time such securities are purchased by a Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

  Forward Commitments.  A Fund may contract to purchase securities for a fixed
  -------------------
price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction) so long as such transactions are consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, liquid assets of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

  Additionally, under certain circumstances, the Non-U.S. Fund may occasionally engage in "free trade" transactions in which delivery of securities sold by the Fund is made prior to the Fund's receipt of cash payment therefor or the Fund's payment of cash for portfolio securities occurs prior to the Fund's receipt of those securities. "Free trade" transactions involve the risk of loss to a Fund if the other party to the "free trade" transaction fails to complete the transaction after a Fund has tendered cash payment or securities, as the case may be.


  Lending Portfolio Securities.  Cash collateral received by a Fund when it
  ----------------------------
lends its portfolio securities is invested in high-quality short-term debt instruments, short-term bank collective investment and money market mutual funds (including money market funds advised by FRIMCo for which FRIMCo receives a 0.10% advisory and administrative fee, net of fee waivers and reimbursements), and other investments meeting certain quality and maturity established by the Funds. Income generated from the investment of the cash collateral is first used to pay the rebate interest cost to the borrower of the securities then to pay for lending transaction costs, and then the remainder is divided between the Fund and the lending agent.


  Each Fund will retain most rights of beneficial ownership, including dividends, interest or other distributions on the loaned securities. Voting rights may pass with the lending. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon.

  A Fund may incur costs or possible losses in excess of the interest and fees received in connection with securities lending transactions. Some securities purchased with cash collateral are subject to market fluctuations while a loan is outstanding. To the extent that the value of the cash collateral as invested is insufficient to return the full amount of the collateral plus rebate interest to the borrower upon termination of the loan, a Fund must immediately pay the amount of the shortfall to the borrower.

  Options And Futures.  The Funds may purchase and sell (write) both call and
  -------------------
put options on securities, securities indexes and foreign currencies, and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes. If other types of options, futures contracts, or options on futures contracts are traded in the future, the Funds may also use those instruments, provided that RIF's Board determines that their use is consistent with the Funds' investment objectives, and provided that their use is consistent with restrictions applicable to options and futures contracts currently eligible for use by the Funds (i.e., that written call or put options will be "covered" or "secured" and that futures and options on futures contracts will be used only for hedging purposes).

  Options On Securities And Indexes.  Each Fund, except as noted above, may
  ---------------------------------
purchase and write both call and put options on securities and securities indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign or national over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Funds intend to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options as not readily marketable and therefore subject to the limitations on the Funds' ability to hold illiquid securities. The Funds intend to purchase and write call and put options on specific securities.

  Exchange listed options are issued by a regulated intermediary, such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. This discussion uses the OCC as an example but is also applicable to other financial intermediaries. With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlements may sometimes be available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in the money" (i.e. where the value of the underlying instruments exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. If one or more exchanges decide to discontinue the trading of options (or a particular class or series of options), the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  Over-the-counter options ("OTC Options") are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC Option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC Option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC Option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium paid for the option and any anticipated benefits of the transaction. Accordingly, FRIMCo or the money manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC Option will be satisfied. A Fund will engage in OTC Option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors or the obligations of which have received) a short term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization or, in the case of OTC currency transactions, determined to be of equivalent credit by FRIMCo the money manager for the Fund.

  An option on a security (or securities index) is a contract that gives the purchaser of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the option period. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier (established by the exchange upon which the stock index is traded) for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.) Options on securities indexes are similar to options on specific securities except that settlement is in cash and gains and losses depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements in the specific security.

  A Fund may purchase a call option on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability or desire to purchase such securities in an orderly manner. A Fund may purchase a put option on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another.

  A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are placed in a segregated account by the Custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with the Custodian liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian. A put option on a security or an index is "covered" if the Fund maintains liquid assets equal to the exercise price in a segregated account with the Custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is
(1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in liquid assets in a segregated account with the Custodian.

  If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss (long or short-term depending on whether the Fund's holding period for the option is greater than one year) equal to the premium paid.

  To close out a position when writing covered options, a Fund may make a "closing purchase transaction," which involves purchasing an option on the same security with the same exercise price and expiration date as the option which it previously wrote on the security. To close out a position as a purchaser of an option, a Fund may make a "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased. The Fund will realize a profit or loss from a closing purchase or sale transaction depending upon the difference between the amount paid to purchase an option and the amount received from the sale thereof.

  Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

  A Fund will realize a capital gain from a closing transaction on an option it has written if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. With respect to closing transactions on purchased options, the capital gain or loss realized will be short or long-term depending on the holding period of the option closed out. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

  The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a liability. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

  Risks Associated With Options On Securities And Indexes.  There are several
  -------------------------------------------------------
risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

  If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment (i.e., the premium paid) on the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

  There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

  As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained a risk of loss should the price of the underlying security decline. Where a Fund writes a put option, it is exposed during the term of the option to a decline in the price of the underlying security.

  If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

  Options On Foreign Currency.  A Fund may buy and sell put and call options on
  ---------------------------
foreign currencies either on exchanges or in the over-the-counter market for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

  Futures Contracts And Options On Futures Contracts.  A Fund may invest in
  --------------------------------------------------
interest rate futures contracts, foreign currency futures contracts, or stock index futures contracts, and options thereon that are traded on a US or foreign exchange or board of trade or over-the-counter, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index (such as the S&P 500) is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on US exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies. For example: the S&P 500; the Russell 2000(R); Nikkei 225; CAC-40; FT-SE 100; the NYSE composite; US Treasury bonds; US Treasury notes; GNMA Certificates; three-month US Treasury bills; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the German Mark; the Japanese Yen; the French Franc; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

  Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

  There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

  A Fund will only enter into futures contracts or options on futures contracts which are standardized and traded on a US or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is "covered" or if the Fund at all times maintains with its custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is "covered." For a discussion of how to cover a written call or put option, see "Options on Securities and Indexes" above.

  A Fund may enter into contracts and options on futures contracts for "bona fide hedging" purposes, as defined under the rules of the Commodity Futures Trading Commission (the "CFTC"). A Fund may also enter into futures contracts and options on futures contracts for non hedging purposes provided the aggregate initial margin and premiums required to establish these positions will not exceed 5% of the Fund's net assets.


  As long as required by regulatory authorities, each Fund will limit its use of futures contracts and options on futures contracts to hedging transactions. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. Additionally, a Fund may use futures contracts to create equity exposure for its uninvested cash balances for liquidity purposes.


  When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with the Custodian (or broker, if legally permitted) a specified amount of cash or US government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

  A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

  Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

  Limitations On Use Of Futures And Options On Futures Contracts.  A Fund will
  --------------------------------------------------------------
not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

  When purchasing a futures contract, a Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price equal to or higher than the price of the contract held by the Fund.

  When selling a futures contract, a Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Custodian).

  When selling a call option on a futures contract, a Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

  When selling a put option on a futures contract, a Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.


  In order to comply with applicable regulations of the CFTC pursuant to which the Funds avoid being deemed to be "commodity pools," the Funds are limited in entering into futures contracts and options on futures contracts to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, and with respect to positions for non-hedging purposes, to positions for which the aggregate initial margins and premiums will not exceed 5% of the net assets of a Fund as determined under the CFTC Rules.


  The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, options on futures contracts or forward contracts.

  Risks Associated With Futures And Options On Futures Contracts.  There are
  --------------------------------------------------------------
several risks associated with the use of futures and options on futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures contracts on securities, including technical influences in futures trading and options on futures contracts, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

  Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

  There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.

  Additional Risks Of Options On Securities, Futures Contracts, Options On
  ------------------------------------------------------------------------
Futures Contracts, And Forward Currency Exchange Contract And Options Thereon.
-----------------------------------------------------------------------------
Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.


  Swap Agreements.  The Funds may enter into index swap agreements as an
  ---------------
additional equitization vehicle for uninvested cash balances held by the Funds. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount" (i.e. a specified dollar amount that is hypothetically invested in a "basket" of securities representing a particular index).


  Under most swap agreements entered into by the Funds, the parties' obligations are determined on a "net basis." Consequently, a Fund's obligations or rights under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party. A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash or other liquid assets to avoid any potential leveraging of a Fund's portfolio. No Fund will enter into a swap agreement with any single party if the net amount owned or to be received ender existing contracts with that party would exceed 5% of that Fund's assets.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid.

  A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is relatively new and is largely unregulated. The Funds will only enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines.


  Hedging Strategies.  Stock index futures contracts, exchange traded and
  ------------------
over-the-counter options and/or equity index swaps may be used by the Funds, other than the Core Bond Fund, as an "equitization" vehicle for uninvested cash balances held by the Funds. For example: equity index futures contracts are purchased to correspond with the uninvested cash balances in each of the Funds. As a result, a Fund will realize gains or losses based on the performance of the equity market corresponding to the relevant indexes for which futures contracts have been purchased. Thus, each Fund's uninvested cash balances will always be fully exposed to equity market performance.


  Financial futures contracts may be used by the Non-U.S. and Core Bond Funds as a hedge during or in anticipation of interest rate changes. For example: if interest rates were anticipated to rise, financial futures contracts would be sold (short hedge) which would have an effect similar to selling bonds. Once interest rates increase, fixed-income securities held in a Fund's portfolio would decline, but the futures contract value would decrease, partly offsetting the loss in value of the fixed-income security by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

  The Funds may purchase a put and/or sell a call option on a stock index futures contract instead of selling a futures contract in anticipation of market decline. Purchasing a call and/or selling a put option on a stock index futures contract is used instead of buying a futures contract in anticipation of a market advance, or to temporarily create an equity exposure for cash balances until those balances are invested in equities. Options on financial futures are used in a similar manner in order to hedge portfolio securities against anticipated changes in interest rates.

  When purchasing a futures contract, a Fund will maintain with the Custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

  Foreign Currency Futures Contracts.  The Funds are also permitted to enter
  ----------------------------------
into foreign currency futures contracts in accordance with their investment objectives and as limited by the procedures outlined above.

  A foreign currency futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept delivery of a specified type of debt security or currency at a specified price. Although such futures contacts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  The Funds may sell a foreign currency futures contract to hedge against possible variations in the exchange rate of the foreign currency in relation to the US dollar. When a manager anticipates a significant change in a foreign exchange rate while intending to invest in a foreign security, a Fund may purchase a foreign currency futures contract to hedge against a rise in foreign exchange rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate which may add additional costs to acquiring the foreign security position. The Funds may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate. The Funds may purchase a call option or write a put option on a foreign exchange futures contract to hedge against a decline in the foreign exchange rates or the value of its foreign securities. The Funds may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

  Risk Factors.  There are certain investment risks in using futures contracts
  ------------
and/or options as a hedging technique. One risk is the imperfect correlation between price movement of the futures contracts or options and the price movement of the portfolio securities, stock index or currency subject of the hedge. Another risk is that a liquid secondary market may not exist for a futures contract causing a Fund to be unable to close out the futures contract thereby affecting the Fund's hedging strategy.

  In addition, foreign currency options and foreign currency futures involve additional risks. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

  Forward Foreign Currency Exchange Transactions ("Forward Currency Contracts").
  -----------------------------------------------------------------------------
The Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts ("forward contract") to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. For example, to exchange a certain amount of US dollars for a certain amount of Japanese Yen, at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts are (a) traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (b) generally have no deposit requirements and (c) are consummated without payment of any commissions. A Fund may, however, enter into forward currency contracts containing either or both deposit requirements and commissions. In order to assure that a Fund's forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets in an amount at all times equal to or exceeding the Fund's commitments with respect to these contracts. The Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds' portfolio securities are or are expected to be denominated. A Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Funds generally accruing in connection with the purchase or sale of their portfolio securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in the currency. A Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currency convertible into that particular currency (or another currency or aggregate of currencies which act as a proxy for that currency). The Funds may, however, enter into a position hedging transaction with respect to a currency other than that held in the Funds' portfolios, if such a transaction is deemed a hedge. If a Fund enters into this type of hedging transaction, liquid assets will be placed in a segregated account in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. Hedging transactions may be made from any foreign currency into US dollars or into other appropriate currencies.

  At or before the maturity of a forward foreign currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell. There can be no assurance that new forward currency contracts or offsets will be available to a Fund.

  Upon maturity of a forward currency contract, the Funds may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will always be available to the Funds.

  The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

  If a devaluation is generally anticipated, a Fund may be able to contract to sell the currency at a price above the devaluation level that it anticipates. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for a given year.

  Forward foreign currency contracts are not regulated by the SEC. They are traded through financial institutions acting as market-makers. In the forward foreign currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

  The market for forward currency contracts may be limited with respect to certain currencies. These factors will restrict a Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular portfolio security. Where available, the successful use of forward currency contracts draws upon a money manager's special skills and experience with respect to such instruments and usually depends on the money manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward currency contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect. In the case of proxy hedging, there is also a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time a Fund is engaged in that strategy.

  A Fund's ability to dispose of its positions in forward currency contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

  Forward foreign currency transactions are subject to the additional risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign, political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (5) lesser trading volume and (6) that a perceived linkage between various currencies may not persist throughout the duration of the contracts.

  Depository Receipts.  A Fund may hold securities of foreign issuers in the
  -------------------
form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible European or Far Eastern issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a Fund's investment policies, the Fund's investments in ADRs, ADSs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

  ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into US dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Funds may invest in sponsored and unsponsored ADRs.

  Bank Instruments.  The Core Bond Fund may invest in bank instruments, which
  ----------------
include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee Certificates of deposit ("Yankee CDs"). ECDs, ETDs, and Yankee CDs are subject to somewhat different risks from the obligations of domestic banks. ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated in US dollars and held in the United States. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing and recordkeeping, and the public availability of information. These factors will be carefully considered by the money managers when evaluating credit risk in the selection of investments for the Core Bond Fund.

  Indexed Commercial Paper.  Indexed commercial paper is US-dollar denominated
  ------------------------
commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on indexed commercial paper is established at maturity as a function of spot exchange rates between the US dollar and a designated currency as of or about that time. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on US-dollar denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity. While such commercial paper entails risk of loss of principal, the potential risk for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the US dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.

  US Government Obligations.  The types of US government obligations the Funds
  -------------------------
may purchase include: (1) a variety of US Treasury obligations which differ only in their interest rates, maturities and times of issuance: (a) US Treasury bills at time of issuance have maturities of one year or less, (b) US Treasury notes at time of issuance have maturities of one to ten years and (c) US Treasury bonds at time of issuance generally have maturities of greater than ten years;
(2) obligations issued or guaranteed by US government agencies and instrumentalities and supported by any of the following: (a) the full faith and credit of the US Treasury (such as Government National Mortgage Association participation certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the US Treasury, (c) discretionary authority of the US government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association). No assurance can be given that the US government will provide financial support to such US government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. Accordingly, such US government obligations may involve risk of loss of principal and interest. The Funds may invest in fixed-rate and floating or variable rate US government obligations. The Funds may purchase US government obligations on a forward commitment basis.

  Variable And Floating Rate Securities.  A floating rate security is one whose
  -------------------------------------
terms provide for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard, such as 90-day US Treasury Bill rate, and may change as often as twice daily. Generally, changes in interest rates on floating rate securities will reduce changes in the securities' market value from the original purchase price resulting in the potential for capital appreciation or capital depreciation being less than for fixed-income obligations with a fixed interest rate.

  Zero Coupon Securities.  Zero coupon securities are notes, bonds and
  ----------------------
debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Zero coupon securities trade at a discount from their par value and are subject to greater fluctuations of market value in response to changing interest rates.

  Mortgage-Related And Other Asset-Backed Securities.  The forms of
  --------------------------------------------------
mortgage-related and other asset-backed securities the Funds may invest in include the securities described below:

  Mortgage Pass-Through Securities.  Mortgage pass-through securities are
  --------------------------------
securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest which in effect are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor. The principal governmental issuer of such securities is the Government National Mortgage Association ("GNMA"), which is a wholly owned US government corporation within the Department of Housing and Urban Development. Government-related issuers include the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an Act of Congress, and which is owned entirely by the Federal Home Loan Banks, and the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

  Collateralized Mortgage Obligations.  Collateralized mortgage obligations
  -----------------------------------
("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage passthrough securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes (or "tranches"), with each class bearing a different stated maturity.

  Asset-Backed Securities.  Asset-backed securities represent undivided
  -----------------------
fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement held by a Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.

  Risk Factors.  Prepayment of principal on mortgage or asset-backed securities
  ------------
may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, the value of mortgage-related securities is affected by fluctuations in interest rates.

  Loan Participations.  The Funds may purchase participations in commercial
  -------------------
loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. In purchasing the loan participations, a Fund assumes the credit risk associated with the corporate buyer and may assume the credit risk associated with the interposed bank or other financial intermediary. The participation may not be rated by a nationally recognized rating service. Further, loan participations may not be readily marketable and may be subject to restrictions on resale. Loan participations are generally illiquid investments and are priced through a nationally recognized pricing service which determines loan prices by surveying available dealer quotations. If the corporate borrower defaults on its obligations, a Fund may end up owning the underlying collateral.

  Municipal Obligations.  "Municipal obligations" are debt obligations issued by
  ---------------------
states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes and certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes.

    Municipal Bonds. Municipal bonds generally have maturities of more than one year when issued and have two principal classifications -- General Obligation Bonds and Revenue Bonds.


      General Obligation Bonds - are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.


      Revenue Bonds - are payable only from the revenues derived from a particular facility or group of facilities or from the proceeds of special excise or other specific revenue service.


      Industrial Development Bonds - are a type of revenue bond and do not generally constitute the pledge of credit of the issuer of such bonds. The payment of the principal and interest on such bonds is dependent on the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Industrial development bonds are issued by or on behalf of public authorities to raise money to finance public and private facilities for business, manufacturing, housing, ports, pollution control, airports, mass transit and other similar type projects.


    Municipal Notes. Municipal notes generally have maturities of one year or less when issued and are used to satisfy short-term capital needs. Municipal notes include:


      Tax Anticipation Notes - are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues.


      Bond Anticipation Notes - are issued in expectation of a municipality issuing a long-term bond in the future. Usually the long-term bonds provide the money for the repayment of the notes.


      Revenue Anticipation Notes - are issued in expectation of receipt of other types of revenues such as certain federal revenues.


      Construction Loan Notes - are sold to provide construction financing and may be insured by the Federal Housing Administration. After completion of the project, FNMA or GNMA frequently provides permanent financing.


      Pre-Refunded Municipal Bonds - are bonds no longer secured by the credit of the issuing entity, having been escrowed with US Treasury securities as a result of a refinancing by the issuer. The bonds are escrowed for retirement either at original maturity or at an earlier call date.


      Tax Free Commercial Paper - is a promissory obligation issued or guaranteed by a municipal issuer and frequently accompanied by a letter of credit of a commercial bank. It is used by agencies of state and local governments to finance seasonal working capital needs, or as short-term financing in anticipation of long-term financing.


      Tax Free Floating and Variable Rate Demand Notes - are municipal obligations backed by an obligation of a commercial bank to the issuer thereof which allows the issuer to issue securities with a demand feature, which, when exercised, usually becomes effective within thirty days. The rate of return on the notes is readjusted periodically according to some objective standard such as changes in a commercial bank's prime rate.


      Tax Free Participation Certificates - are tax free floating, or variable rate demand notes which are issued by a bank, insurance company or other financial institution or affiliated organization that sells a participation in the note. The Funds' money managers will continually monitor the pricing, quality and liquidity of the floating and variable rate demand instruments held by the Funds, including the participation certificates.


      A participation certificate gives a Fund an undivided interest in the municipal obligation in the proportion that the Fund's participation interest bears to the total principal amount of the municipal obligation and provides the demand feature described below. Each participation is backed by: an irrevocable letter of credit or guaranty of a bank which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation; or insurance policy of an insurance company that the money manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after thirty days' notice for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Funds' money managers intend to exercise the demand feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Funds in order to make redemptions of Fund Shares, or (3) to maintain the required quality of its investment portfolios.

      The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by a Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. The Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. The Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be a capitalized expense of the Fund.


  Interest Rate Transactions.  The Core Bond Fund may enter into interest rate
  --------------------------
swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. When a fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolios or to protect against any increase in the price of securities it anticipates purchasing at a later date. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the money managers and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Fund will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.


  The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was not used.

  The Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

  Investment In Foreign Securities.  The Funds may invest in foreign securities
  --------------------------------
traded on US or foreign exchanges or in the over-the-counter market. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the US government and domestic corporations. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including nationalization, expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the United States.


  Investment In Emerging Markets.  Foreign investment may include emerging
  ------------------------------
market equity and debt securities. Emerging markets consist of countries determined by the money managers of a Fund to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and most countries located in Western Europe. The Funds may invest in the following types of emerging market debt -- bonds; notes and debentures of emerging market governments; debt and other fixed-income securities issued or guaranteed by emerging market government agencies, instrumentalities or central banks; and other fixed-income securities issued or guaranteed by banks or other companies in emerging markets which the money managers believe are suitable investments for the Funds. The considerations outlined above when making investments in foreign securities also apply to investments in emerging markets. The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of more developed countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Because the Funds' foreign securities will generally be denominated in foreign currencies, the value of such securities to the Funds will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the US dollar will result in a corresponding change in the US dollar value of the Funds' foreign securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

  Foreign Government Securities.  Foreign government securities which the Funds
  -----------------------------
may invest in generally consist of obligations issued or backed by the national, state or provincial government or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. These securities also include debt securities of "quasi-government agencies" and debt securities denominated in multinational currency units of an issuer.

  Other Debt Securities.  The Core Bond Fund may invest in debt securities
  ---------------------
issued by supranational organizations such as:

    THE WORLD BANK -- An international bank which was chartered to finance development projects in developing member countries.

    THE EUROPEAN COMMUNITY -- An organization which consists of certain European states engaged in cooperative economic activities.

    THE EUROPEAN COAL AND STEEL COMMUNITY -- An economic union of various European nations' steel and coal industries.

    THE ASIAN DEVELOPMENT BANK -- An international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

  The Core Bond Fund may also invest in debt securities denominated in the ECU, which is a "basket" consisting of specific amounts of currency of member states of the European Economic Community. The Counsel of Ministers of the European Economic Community may adjust specific amounts of currency comprising the ECU to reflect changes in the relative values of the underlying currencies. The money managers investing in these securities do not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of the securities.

  Brady Bonds.  The Core Bond and Non-U.S. Funds may invest in Brady Bonds, the
  -----------
products of the "Brady Plan," under which bonds are issued in exchange for cash and certain of a country's outstanding commercial bank loans. The Brady Plan offers relief to debtor countries that have effected substantial economic reforms. Specifically, debt reduction and structural reform are the main criteria countries must satisfy in order to obtain Brady Plan status. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US-dollar) and are actively traded on the over-the-counter market. Brady Bonds have been issued only recently and accordingly they do not have a long payment history.



                                      TAXES

  Election To Be Taxed As A Regulated Investment Company. Each Fund has elected
  -------------------------------------------------------
to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain.

  Diversification Requirements. Each Fund intends to comply with the
  ----------------------------
diversification requirements of section 817(h) of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts. If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts.

  Effect Of Foreign Investments On Distributions. Certain Funds may invest in
  ----------------------------------------------
foreign securities and may be subject to foreign withholding taxes on income from those securities that may reduce distributions.

  Investment In PFIC Securities. If a Fund invests in securities of foreign
  -----------------------------
entities that could be deemed for tax purposes to be passive foreign investment companies ("PFICs"), the Fund intends to mark-to-market these securities and recognize any gain at the end of its fiscal year.

  Shareholders of PFICs may, under certain circumstances, be subject to a deferred interest charge pursuant to section 1291 of the Code.

  Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code
  ------------------------------------
requires a Fund to make certain minimum distributions by December 31 of each year. Federal excise taxes will not apply to a Fund in a given calendar year, however, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products.

  Tax Consequences To Shareholders. Since shareholders of the Funds will be the
  --------------------------------
insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.


  Capital Loss Carryforwards. From November 1, 2001 to December 31, 2001, the
  --------------------------
Aggressive Equity. Non-U.S. and Core Bond Funds incurred net realized capital losses of $460,679, $2,217,191 and $702,788, respectively. As permitted by tax regulations, these Funds have elected to defer these losses and treat them as arising in the year ending December 31, 2001.



  At December 31, 2001, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:


                               12/31/09       Totals
                               --------       ------
Multi-Style Equity           $45,898,647    $45,898,647
Aggressive Equity             11,438,703     11,438,703
Non-U.S.                      27,331,155     27,331,155

                            MONEY MANAGER INFORMATION

                             Multi-Style Equity Fund


Alliance Capital Management L.P. is a limited partnership the majority ownership interests in which are held by its affiliates. Alliance Capital Management Holding L.P., a publicly traded partnership, owns approximately 30% of the units representing limited partnership interests in Alliance Capital Management L.P. AXA Financial, Inc. owns approximately 2% of the outstanding units of Alliance Capital Management Holding L.P. and approximately 52% of the outstanding units of Alliance Capital Management L.P., representing an approximate 53% economic interest in Alliance Capital Management L.P. AXA Financial, Inc. is a wholly-owned subsidiary of AXA, a publicly traded financial services organization. AXA Financial, Inc.'s indirect wholly-owned subsidiary, Alliance Capital Management Corporation, is the general partner of Alliance Capital Management L.P. and Alliance Capital Management Holding L.P.


Barclays Global Investors, N.A. is a wholly-owned subsidiary of Barclays Global Investors, N.A.


Brandywine Asset Management, LLC is wholly-owned by Legg Mason, Inc., a publicly traded company.


Peachtree Asset Management, Inc. is a division of SSB Citi Fund Management LLC. SSB Citi Fund Management LLC is 100% owned by Salomon Smith Barney Holdings, Inc. which is a wholly owned subsidiary of Citigroup Inc.


Strong Capital Management, Inc. is a corporation controlled by Richard S.
Strong.

Turner Investment Partners, Inc. is a corporation controlled by Robert E.
Turner.


Westpeak Global Advisors, L.P. ("Westpeak") is a limited partnership that is a subsidiary of CDC IXIS Asset Management North America, L.P., Boston, Massachusetts, which itself is a subsidiary of CDC IXIS Asset Management, Paris, France ("CDC IXIS AM"). CDC IXIS AM is part of the Caisse des Depots et Consignations Group, Paris, France.


                             Aggressive Equity Fund

CapitalWorks Investment Partners, LLC is a liability company controlled by its members who include John D. Wylie, Jack C. Marshall, Mark J. Correnti and Donovan T. Garcia.

David J. Greene and Company, LLC, is a limited liability company controlled by Michael C. Greene and Alan I. Greene.

Geewax, Terker & Company is a general partnership with its general partners, John J. Geewax and Bruce E Terker, each owning 50% of the firm.

Jacobs Levy Equity Management, Inc. is owned by Bruce Jacobs and Kenneth Levy.


Suffolk Capital Management, LLC, is a wholly-owned subsidiary of Ohio National Financial Services, Inc. Ohio National Financial Services, Inc. is wholly-owned by Ohio National Mutual Holdings, Inc. which, in turn, is wholly-owned by the policyholders of The Ohio National Life Insurance Company.


Systematic Financial Management, L.P. is owned 55% by Affiliated Managers Group, Inc., which is a publicly traded corporation. The remaining 45% is employee owned.


TimesSquare Capital Management, Inc. is a wholly-owned, indirect subsidiary of CIGNA Corporation, a publicly traded corporation.

Westpeak Investment Advisors, L.P., see Multi-Style Equity Fund.

                                  Non-U.S. Fund

Fidelity Management & Research Company is a wholly-owned subsidiary of FMR Corp. Members of the Edward C. Johnson 3rd family are predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp.

J.P. Morgan Investment Management Inc. is a wholly owned subsidiary of J.P. Morgan & Co., a publicly held bank holding company.


Oechsle International Advisors, LLC is a Delaware limited liability company that is controlled by its member manager, Oechsle Group, LLC, a Delaware limited liability company. Oechsle Group, LLC is controlled by the following members: S. Dewey Keesler, Stephen P. Langer, L. Sean Roche and Warren R. Walker.


The Boston Company Asset Management, LLC is a wholly owned, indirect subsidiary of Mellon Financial Corporation, a publicly held corporation.


                           Real Estate Securities Fund


AEW Management and Advisors, L.P. is a limited partnership that is a wholly-owned subsidiary of AEW Capital Management, L.P., which in turn is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDCAM NA") CDCAM NA is a wholly-owned subsidiary of CDC Asset Management, a French company ("CDCAM"). CDCAM is majority-owned by CDC Finance and indirectly owned, through CDC Finance, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC is wholly-owned by the French Government.


RREEF America L.L.C., is an indirect wholly-owned subsidiary of Deutsche Bank, A.G., a publicly traded company. Other entities in the corporate chain of control of which RREEF America L.L.C. is a direct or indirect wholly-owned subsidiary include Deutsche Bank Americas Holding Corp. and Taunus Corporation.


Security Capital Research & Management Incorporated is an indirect, wholly-owned subsidiary of Security Capital, a publicly traded corporation.


                                 Core Bond Fund

Pacific Investment Management Company LLC ("PIMCO") is a wholly-owned subsidiary of PIMCO Advisors LP. PIMCO Advisors LP is approximately 70% owned by Allianz AG, a publicly traded company, and approximately 30% owned by Pacific Life Insurance Company, a publicly traded company.


TimesSquare Capital Management, Inc. see Aggressive Equity Fund.

                           RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

         Moody's Investors Service, Inc. (Moody's):
         ------------------------------------------

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


         Baa3 -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Standard & Poor's Ratings Group ("S&P"):
         ----------------------------------------

         AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB- -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While bonds with this rating normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than debt in higher rated categories.


         BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual implied BBB- rating.

         B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual implied BB or BB- rating.

         CCC -- Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual implied B or B-rating.

         CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating has been used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

         C1 -- The rating C1 is reserved for income bonds on which no interest is being paid.

         D -- Bonds rated D are in payment default. The D rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the appropriate category.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES.

         Moody's:
         --------

         Moody's rating for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

         MIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both.

         MIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

         S&P:
         ---

         A S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

         -- Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note rating symbols are as follows:

         SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2--Satisfactory capacity to pay principal and interest.

         S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a variable rate demand or double feature.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used to denote the put option (for example, "AAA/A-1+") or if the nominal maturity is short, a rating of "SP-1+/AAA" is assigned.

COMMERCIAL PAPER RATINGS.

         Moody's:
         -------

         Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         P-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               Leading market positions in well-established industries.

               High rates of return on funds employed.

               Conservative capitalization structure with moderate reliance on debt and ample asset protection.

               Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         Well-established access to a range of financial markets and assured sources of alternate liquidity.

         P-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         P-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangements.

         S&P:
         ----

         A-1 - An obligor rated "A-1" has STRONG capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG.

         A-2 - An obligor rated "A-2" has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

         A-3 - An obligor rated "A-3" has ADEQUATE capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

         B - An obligor rated "B" is regarded as VOLUNERABLE and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

         C - An obligor rated "C" is CURRENTLY VULNERABLE to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

         R - An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

         SD and D - An obligor rated "SD" (Selective default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

         N.R. - An issuer designated N.R. is not rated.

         Fitch Investors Service, Inc.:
         ------------------------------

         F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D - Default. Denotes actual or imminent payment default.

         Notes to Short-term ratings:

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffices are not added to Shot-term ratings other than "F-1."

                              FINANCIAL STATEMENTS


The 2001 annual financial statements of the Funds, including notes to financial statements, financial highlights, and the Report of Independent Accountants, are included in RIF's Annual Reports to Shareholders. Copies of these Annual Reports accompany this Statement of Additional Information and are incorporated herein by reference.

                                    GLOSSARY


  Bank instruments -- Include certificates of deposit, bankers' acceptances and time deposits, and may include European certificates of deposit ("ECDs"), European time deposits ("ETDs") and Yankee certificates of deposit ("Yankee CDs"). ECDs are dollar denominated certificates of deposit issued by foreign branches of US and foreign banks; ETDs are US dollar denominated time deposits in a foreign branch of a US bank or a foreign bank; and Yankee CDs are certificates of deposit issued by a US branch of a foreign bank denominated is US dollars and held in the United States.



  Brady Bonds -- Product of the "Brady Plan," under which bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans.


  Board -- The Board of Trustees of RIF.



  Code -- Internal Revenue Code of 1986, as amended.

  Convertible security -- This is a fixed income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

  Covered call option -- A call option is "covered" if the Fund owns the underlying securities, has the right to acquire the securities without additional consideration, has collateral assets sufficient to meet its obligations under the option or owns an offsetting call option.

  Custodian -- State Street Bank and Trust Company, RIF's custodian and portfolio accountant.

  Depository receipts -- These include American Depository Receipts ("ADRs"), European Depository Receipts, Global Depository Receipts, and other similar securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in US securities markets.

  Derivatives -- These include forward currency exchange contracts, stock options, currency options, stock and stock index options, futures contracts, swaps and options on futures contracts on US government and foreign government securities and currencies.

  Distributor-- Russell Fund Distributors, Inc., the organization that sells the Shares of the Funds under a contract with RIF.

  Equity derivative securities -- These include, among other instruments, options on equity securities, warrants and futures contracts on equity securities.


  FNMA-- Federal National Mortgage Association.



  FRC -- Frank Russell Company, consultant to RIF and to the Funds.


  Forward commitments -- Each Fund may agree to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as the transactions are consistent with the Fund's ability to manage its portfolio and meet redemption requests. When effecting these transactions, liquid assets of a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

  Forward currency contracts -- This is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds generally do not enter into forward contracts with terms greater than one year, and they typically enter into forward contracts only under two circumstances. First, if a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the US dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Fund's money managers believe that the currency of a particular foreign country will substantially rise or fall against the US dollar, the Fund may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Fund's portfolio securities denominated in the currency. A Fund will not enter into a forward contract if, as a result, it would have more than one-third of its assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused the Custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect a Fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.



  FRIMCo -- Frank Russell Investment Management Company, RIF's administrator, manager and transfer and dividend paying agent.

  Funds -- The 5 investment series of RIF. Each Fund is considered a separate registered investment company (or RIC) for federal income tax purposes, and each Fund has its own investment objective, policies and restrictions.

  Futures and options on futures -- An interest rate futures contract is an agreement to purchase or sell debt securities, usually US government securities, at a specified date and price. For example, a Fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. A Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase.


  GNMA -- Government National Mortgage Association.


  Illiquid securities -- The Funds will not purchase or otherwise acquire any security if, as a result, more than 15% of a Fund's net assets (taken at current value) would be invested in securities, including repurchase agreements maturing in more than seven days, that are illiquid because of the absence of a readily available market or because of legal or contractual resale restrictions. No Fund will invest more than 10% of its respective net assets (taken at current value) in securities of issuers that may not be sold to the public without registration under the 1933 Act. These policies do not include (1) commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), or (2) restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the 1933 Act that are determined to be liquid by the money managers in accordance with Board-approved guidelines.

  Insurance Company -- An insurance company that has a relationship with RIF pursuant to which RIF Funds are the investment base for one or more variable insurance products offered by such insurance company.

  Investment grade -- Investment grade debt securities are those rated within the four highest grades by S&P (at least BBB) or Moody's (at least Baa), or unrated debt securities deemed to be of comparable quality by a money manager using Board-approved guidelines.

  Lending portfolio securities -- Each Fund may lend portfolio securities with a value of up to 33 1/3% of each Fund's total assets. These loans may be terminated at any time. A Fund will receive either cash (and agree to pay a "rebate" interest rate), US government or US government agency obligations as collateral in an amount equal to at least 102% (for loans of US securities) or 105% (for non-US securities) of the current market value of the loaned securities. The collateral is daily "marked-to-market," and the borrower will furnish additional collateral in the event that the value of the collateral drops below 100% of the market value of the loaned securities. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

  Liquidity portfolio -- FRIMCo will manage or will select a money manager to exercise investment discretion for approximately 5%-15% of each of the Multi-Style, Aggressive Equity, Non-U.S. and Real Estate Securities Funds' assets assigned to a liquidity portfolio. The liquidity portfolio will be used to temporarily create an equity exposure for cash balances until those balances are invested in securities or used for Fund transactions.

  Moody's -- Moody's Investors Service, Inc., an NRSRO

  Municipal obligations -- Debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities the interest from which is exempt from federal income tax, including the alternative minimum tax, in the opinion of bond counsel to the issuer. Municipal obligations include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations may include project, tax anticipation, revenue anticipation, bond anticipation, and construction loan notes; tax-exempt commercial paper; fixed and variable rate notes; obligations whose interest and principal are guaranteed or insured by the US government or fully collateralized by US government obligations; industrial development bonds; and variable rate obligations.

  Net asset value (NAV) -- The value of a Fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the Fund by the number of its Shares that are outstanding.

  NRSRO -- A nationally recognized statistical rating organization, such as S&P or Moody's

  NYSE -- New York Stock Exchange

  Options on securities, securities indexes and currencies -- A Fund may purchase call options on securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). A Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the US dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. A Fund may purchase put and call options on stock indexes in order to hedge against risks of stock market or industry-wide stock price fluctuations.

  Policies -- one or more variable insurance products to be issued by one or more Insurance Companies.

  Prime rate -- The interest rate charged by leading US banks on loans to their most creditworthy customers


  RIF -- Russell Insurance Funds, an open-end management investment company which is registered with the SEC.


  Repurchase agreements -- A Fund may enter into repurchase agreements with a bank or broker-dealer that agrees to repurchase the securities at the Fund's cost plus interest within a specified time (normally the next business day). If the party agreeing to repurchase should default and if the value of the securities held by the Fund (102% at the time of agreement) should fall below the repurchase price, the Fund could incur a loss. Subject to the overall limitations described in "Illiquid Securities" in this Glossary, a Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

  Reverse repurchase agreements -- A Fund may enter into reverse repurchase agreements to meet redemption requests when a money manager determines that selling portfolio securities would be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction where a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the transferred security, including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Liquid assets of the Fund equal in value to the repurchase price, including any accrued interest, are segregated on the Fund's records while a reverse repurchase agreement is in effect.


  Russell 1000(R) Index -- The Russell 1000 Index consists of the 1,000 largest US companies by capitalization (i.e., market price per share times the number of shares outstanding). The smallest company in the Index at the time of selection has a capitalization of approximately $1 billion. The Index does not include cross-corporate holdings in a company's capitalization. For example, when IBM owned approximately 20% of Intel, only 80% of the total shares outstanding of Intel were used to determine Intel's capitalization. Also not included in the Index are closed-end investment companies, companies that do not file a Form 10-K report with the SEC, foreign securities, and American Depository Receipts. The Index's composition is changed annually to reflect changes in market capitalization and share balances outstanding. The Russell 1000(R) Index is used as the basis for Quantitative Equity Fund's performance because FRIMCo believes it represents the universe of stocks in which most active money managers invest and is representative of the performance of publicly traded common stocks most institutional investors purchase.


  S&P -- Standard & Poor's Ratings Group, an NRSRO.

  S&P 500 -- Standard & Poor's 500 Composite Price Index.


  SEC -- US Securities and Exchange Commission.

  Separate Account -- a segregated asset account of an Insurance Company which hold Shares of RIF.

  Shares -- The Shares in the Funds described in this prospectus. Each share of a Fund represents a share of beneficial interest in the Fund.

  Statement -- RIF's Statement of Additional Information.

  Transfer Agent -- FRIMCo, in its capacity as RIF's transfer and dividend paying agent


  UninvestedCash Balances -- Each Fund is authorized to invest its uninvested cash balances (i.e., funds awaiting investment in the specific types of securities to be acquired by a Fund) in money market instruments and in debt securities of comparable quality to the Fund's permitted investments.


  US -- United States

  US government obligations -- These include US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities. US Treasury bills, notes and bonds, and GNMA participation certificates, are issued or guaranteed by the US government. Other securities issued by US government agencies or instrumentalities are supported only by the credit of the agency or instrumentality (for example, those issued by the Federal Home Loan Bank) whereas others, such as those issued by FNMA, have an additional line of credit with the US Treasury.

  Variable rate obligation -- Municipal obligations with a demand feature that typically may be exercised within 30 days. The rate of return on variable rate obligations is readjusted periodically according to a market rate, such as the Prime rate. Also called floating rate obligations.

  Warrants -- Typically, a warrant is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

  1940 Act -- The Investment Company Act of 1940, as amended. The 1940 Act governs the operations of RIF and the Funds.

  1933 Act -- The Securities Act of 1933, as amended.

                                                         Russell Insurance Funds
                                                               File No. 33-18030
                                           1933 Act Post-Effective Amend. No. 15
                                                       1940 Act Amendment No. 19

                                     PART C
                                     ------

                                OTHER INFORMATION

Item 23   Exhibits
-------   --------
     (a) Master Trust Agreement (incorporated by reference to Pre-effective Amendment No. 4 filed September 20, 1996)

     (a)(1) Amendment No. 1 to the Master Trust Agreement dated October 5, 1998 (incorporated by reference to Item 23.1(b) filed under Post-Effective Amendment No. 6 filed February 9, 1999)

     (a)(2) Amendment No. 2 to the Master Trust Agreement dated February 8, 1999 (incorporated by reference to Item 23.1(b) filed under Post-Effective Amendment No. 7 filed April 23, 1999)

     (a)(3) Amendment No. 3 to the Master Trust Agreement dated June 28, 1999 (incorporated by reference to Item 23.1(b) filed under Post-Effective Amendment No. 9 filed April 30, 2001)

     (a)(4) Amendment No. 4 to the Master Trust Agreement dated April 30, 2001 (incorporated by reference to Item 23.1(b) filed under Post-Effective Amendment No. 10 filed May 15, 2001)

     (b) Bylaws (incorporated by reference to Pre-effective Amendment No. 4 filed September 20, 1996)

     (c)        Specimen Certificate of Shares of the Registrant (none)

     (d)(1) Management Agreement between RIF and FRIMCo dated January 1, 1999 (incorporated by reference to Post-Effective Amendment No. 6 filed February 9, 1999)

     (d)(1)(a) Letter Agreement to the Management Agreement between RIF and FRIMCo dated February 8, 1999 adding the Real Estate Securities Fund (incorporated by reference to Item 23.4(a)(2) filed under Post-Effective Amendment No. 7 filed April 23, 1999)

     (d)(2) Form of Portfolio Management Agreement between RIF, FRIMCo and Money Manager (incorporated by reference to Post-Effective Amendment No. 7 filed April 23, 1999)

     (e) Distribution Agreement between RIF and Russell Fund Distributors, Inc. dated January 1, 1999 (incorporated by reference to Post-Effective Amendment No. 6 filed on February 9,
                1999)

     (e)(1) Letter Agreement to the Distribution Agreement between RIF and Russell Fund Distributors dated February 8, 1999 adding the Real Estate Securities Fund (incorporated by reference to Post-Effective Amendment No. 7 filed April 23, 1999)

     (e)(2) Form of Letter Agreement to the Distribution Agreement between RIF and Russell Fund Distributors dated May 11, 2001 adding Class E to the Multi-Style Equity, Aggressive Equity, Non-U.S., Real Estate Securities and Core Bond Funds (incorporated by reference to Post-Effective Amendment No. 10 filed May 15, 2001)

     (f)        Bonus or Profit Sharing Contracts (none)

     (g) Custody Agreement between RIF and State Street Bank and Trust Company ("State Street") dated August 5, 1996 (incorporated by reference to Item 24(b)(8)(a) filed under Pre-effective Amendment No. 4 filed September 20, 1996)

     (g)(1) Form of Letter Agreement to the Custody Agreement between RIF and State Street Bank and Trust Company dated February 8, 1999 adding Real Estate Securities Fund (incorporated by reference to
                Item 23.7(a)(1) filed under Post-Effective Amendment No. 7 filed April 23, 1999)

     (g)(2) Amendment to Custodian Contract between RIF and State Street Bank and Trust Company ("Custodian") dated July 2, 2001 (incorporated by reference from Post-Effective Amendment No. 12 dated October 10, 2001)

     (h)(1) Form of Participation Agreement between RIF, Russell Fund Distributors, Inc. and various insurance companies (incorporated by reference to Item 24(b)(9)(a)(1) filed under Post-Effective Amendment No. 4 filed on February 24, 1998)

     (h)(2) Transfer and Dividend Disbursing Agency Agreement between RIF and FRIMCo dated August 5, 1996 (incorporated by reference to Item 24(b)(9)(b) filed under Pre-effective Amendment No. 4 filed September 20, 1996)

     (h)(2)(A) Letter Agreement amending Schedule A to the Transfer and Dividend Agency Agreement with Frank Russell Investment Management Company (incorporated by reference to Item 24(b)(9)(b)(1) filed under Post-Effective Amendment No. 5 filed May 1, 1998)

     (h)(2)(B) Letter Agreement amending Schedule A to the Transfer and Dividend Agency Agreement with Frank Russell Investment Management Company dated February 9, 1999 adding the Real Estate Securities Fund (incorporated by reference to Post-Effective Amendment No. 7 filed April 23, 1999)

     (h)(2)(C) Form of Letter Agreement amending Schedule A to the Transfer and Dividend Agency Agreement with Frank Russell Investment Management Company dated May 11, 2001 adding Class E to the Multi-Style Equity, Aggressive Equity, Non-U.S., Real Estate Securities and Core Bond Funds (incorporated by reference to Post-Effective Amendment No. 10 filed May 15, 2001)

     (h)(3) Form of Tax Accounting Services Agreement between RIF and State Street Bank and Trust Company (incorporated by reference to Item 24(b)(9)(c) filed under Pre-effective Amendment No. 4 filed September 20, 1996)

     (h)(4) Form of Yield Calculation Services Agreement between RIF and State Street Bank and Trust Company (incorporated by reference to Item 24(b)(9)(d) filed under Pre-effective Amendment No. 4 filed September 20, 1996)

     (h)(4)(A) Form of Letter Agreement to the Yield Calculation Services Agreement between RIF and State Street Bank and Trust Company dated February 9, 1999 adding the Real Estate Securities Fund (incorporated by reference to Item 23.8(d)(1) filed under Post-Effective Amendment No. 7 filed April 23, 1999)

     (h)(4)(B) Form of Letter Agreement to the Yield Calculation Services Agreement between RIF and State Street Bank and Trust Company dated May 11, 2001 adding Class E to the Multi-Style Equity, Aggressive Equity, Non-U.S., Real Estate Securities and Core Bond Funds (incorporated by reference to Post-Effective Amendment No. 10 filed May 15, 2001)

     (h)(5) Joint Insurance Agreement between RIF and Frank Russell Investment Company dated August 5, 1996 (incorporated by reference to Item 24(b)(9)(e) filed under Pre-effective Amendment No. 4 filed September 20, 1996)

     (h)(6)     Letter Agreements regarding fee waivers and reimbursements

     (h)(7) Amended and Restated Joint Insurance Agreement dated August 9, 1999 (incorporated by reference from Post-Effective Amendment No. 12 dated October 10, 2001)

     (i) Opinion and Consent of Counsel (incorporated by reference to Post-Effective Amendment No. 9 dated April 30, 2001)

     (j)(1)     Consent of Independent Accountants

     (k)        Financial Statement Omitted from Item 22 (none)

     (l) Form of Seed Money Subscription Agreement between RIF and General American (incorporated by reference to Item 24(b)(13) filed under Pre-effective Amendment No. 4 filed September 20,
                1996)

     (m) Rule 12b-1 Plan (incorporated by reference to Post-Effective Amendment No. 10 filed May 15, 2001)

     (n) Rule 18f-3 Plan (incorporated by reference to Post-Effective Amendment No. 10 filed May 15, 2001)

     (p) Codes of Ethics of the following information advisors and sub-advisors:

     1.1 AEW Capital Management, L.P. (incorporated by reference from Post-Effective Amendment No. 9 dated April 30, 2001)

     1.2 Alliance Capital Management L.P. (incorporated by reference from Post-Effective Amendment No. 9 dated April 30, 2001)

     1.3 Alliance Capital Management L.P., acting through its Bernstein Investment Research and Management Unit (See Exhibit (p)1.2) (incorporated by reference from Post-Effective Amendment No. 9 dated April 30, 2001)

     1.4 Barclays Global Fund Advisors (incorporated by reference from Post-Effective Amendment No. 9 dated April 30, 2001)

     1.5 The Boston Company Asset Management, Inc. (incorporated by reference from Post-Effective Amendment No. 9 dated April 30,
                2001)

     1.6        Brandywine Asset Management, LLC

     1.7 CapitalWorks Investment Partners, LLC (incorporated by reference from Post-Effective Amendment No. 9 dated April 30, 2001)

     1.8 Cohen & Steers Capital Management, Inc. (incorporated by reference from Post-Effective Amendment No. 9 dated April 30,
                2001)

     1.9 David J. Greene & Company, LLC (incorporated by reference from Post-Effective Amendment No. 9 dated April 30, 2001)

     1.10 Fidelity Management & Research Company (incorporated by reference from Post-Effective Amendment No. 9 dated April 30,
                2001)

     1.11       Frank Russell Group of Companies

     1.12 Geewax, Terker & Company (incorporated by reference from Post-Effective Amendment No. 9 dated April 30, 2001)

     1.13 Jacobs Levy Equity Management, Inc. (incorporated by reference from Post-Effective Amendment No. 9 dated April 30, 2001)

     1.14 J.P. Morgan Investment Management, Inc. (incorporated by reference from Post-Effective Amendment No. 14 dated December 20, 2001)

     1.15 Oechsle International Advisors, L.P. (incorporated by reference from Post-Effective Amendment No. 9 dated April 30, 2001)

     1.16 Pacific Investment Management Company (incorporated by reference from Post-Effective Amendment No. 9 dated April 30, 2001)

     1.17 Peachtree Asset Management (incorporated by reference from Post-Effective Amendment No. 9 dated April 30, 2001)

     1.18 Security Capital Global Capital Management Group Incorporated (incorporated by reference from Post-Effective Amendment No. 9 dated April 30, 2001)

     1.19       Standish Mellon Asset Management Company LLC

     1.20 Strong Capital Management, Inc. (incorporated by reference from Post-Effective Amendment No. 9 dated April 30, 2001)

     1.21 Systematic Financial Management, L.P. (incorporated by reference from Post-Effective Amendment No. 9 dated April 30, 2001)

     1.22 TimesSquare Capital Management, Inc. (incorporated by reference from Post-Effective Amendment No. 9 dated April 30, 2001)

     1.23 Turner Investment Partners, Inc. (incorporated by reference from Post-Effective Amendment No. 9 dated April 30, 2001)

     1.24 Westpeak Investment Advisors, L.P. (incorporated by reference from Post-Effective Amendment No. 9 dated April 30, 2001)

Item 24   Persons Controlled By or Under Common Control with Registrant
-------   -------------------------------------------------------------

Registrant is controlled by its Board of Trustees.

Item 25   Indemnification
-------   ---------------

(Incorporated by reference to Item 27 filed under Pre-effective Amendment No. 4 filed September 20, 1996)

Item 26   Business and Other Connections of Investment Adviser
-------   ----------------------------------------------------

See, Registrant's prospectus sections "The Purpose of RIF," Frank Russell
---
Company -- Consultant to RIF," "Multi-Style, Multi Manager Diversification," "The Money Managers," "Money Manager Information," and "Management of the Funds," the Statement of Additional Information sections "Structure and Governance -- Trustees and Officers," "Operation of Investment Company - Consultant," and Money Manager Information."

Item 27   Principal Underwriter
-------   ---------------------

(a)  SSgA Funds
     Frank Russell Investment Company

(b) Russell Fund Distributors, Inc. is the principal underwriter of the Registrant with respect to sales of Registrant's shares to Insurance Companies. The directors and officers of Russell Fund Distributors, Inc., their principal business address in each case is 909 A Street, Tacoma, Washington 98402, and their respective positions and offices with the Registrant and Russell Fund Distributors, Inc. are set forth below:

                             Positions and Offices with        Positions and Offices with
Name                                 Registrant                        Underwriter
----                                 ----------                        -----------
Lynn L. Anderson           Trustee, President, Chairman      Director, Chairman of the
                           of the Board, Chief Executive     Board and Chief Executive
                           Officer                           Officer
Carla L. Anderson          None                              Assistant Secretary
Leonard P. Brennan         None                              Director
Karl J. Ege                Secretary and General Counsel     Secretary and General Counsel



Randall P. Lert            Director of Investments           Director
J. David Griswold          None                              Assistant Secretary and
                                                             Associate General Counsel
Linda L. Gutmann           None                              Treasurer and Controller
John C. James              None                              Assistant Secretary
Gregory J. Lyons           Assistant Secretary and           Assistant Secretary
                           Associate General Counsel
B. James Rohrbacher        None                              Director of Compliance and
                                                             Internal Audit, Chief
                                                             Compliance Officer
Greg J. Stark              None                              President

(c)  Inapplicable

Item 28   Location of Accounts and Records
-------   --------------------------------

RIF                                  FRIMCo
---                                  ------
Russell Insurance Funds              Frank Russell Investment
909 A Street                          Management Company
Tacoma, Washington 98402             909 A Street
                                     Tacoma, Washington 98402

SS                                   MM
--                                   --
State Street Bank & Trust Company    Money Managers
1776 Heritage Drive JA4N              See, Prospectus Section
                                      ---
North Quincy, Massachusetts 02171     "Money Manager Information"
                                      for Names and Addresses

     Section 31a-1
     -------------

     (a) Records forming basis for financial statements - at principal offices of SS, RIF FRIMCo and MM for each entity
     (b)  RIF Records:
          (1)  SS - Journals, etc.
          (2)  SS - Ledgers, etc.
          (3)  Inapplicable
          (4)  RIF - Corporate charter, etc.
          (5)  MM - Brokerage orders
          (6)  MM - Other portfolio purchase orders
          (7)  SS - Contractual commitments
          (8)  SS and RIF - Trial balances
          (9)  MM - Reasons for brokerage allocations
          (10) MM - Persons authorizing purchases and sales
          (11) FRIC and MM - Files of advisory material
          (12) ---
     (c)  Inapplicable
     (d)  FRIMCo - Broker-dealer records, to the extent applicable
     (e)  Inapplicable

     (f)  FRIMCo and MM - Investment adviser records

Item 29   Management Services
-------   -------------------

None except as described in Parts A and B

Item 30   Undertakings
-------   ------------

The Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Russell Insurance Funds, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933. Registrant has duly caused this Post Effective Amendment No. 15 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Tacoma, and State of Washington, on this 22nd day of April, 2002.

                                  RUSSELL INSURANCE FUNDS
                                  -----------------------
                                        Registrant

                                  By:  /s/ Lynn L. Anderson
                                     -------------------------------
                                     Lynn L. Anderson, Trustee and
                                         Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 22, 2002.

Signatures                                  Title
----------                                  -----

/s/ Lynn L. Anderson
-----------------------------               Trustee and President, in his
Lynn L. Anderson                            capacity as Chief Executive Officer

/s/ Mark E. Swanson
-----------------------------               Treasurer, in his capacity
Mark E. Swanson                             as Chief Accounting Officer

/s/ Paul E. Anderson                        Trustee
-----------------------------
Paul E. Anderson

/s/ Paul Anton, PhD                         Trustee
-----------------------------
Paul Anton, PhD

/s/ William E. Baxter                       Trustee
-----------------------------
William E. Baxter

/s/ Kristianne Blake                        Trustee
-----------------------------
Kristianne Blake

/s/ Lee C. Gingrich                         Trustee
-----------------------------
Lee C. Gingrich

/s/ Eleanor W. Palmer                       Trustee
-----------------------------
Eleanor W. Palmer

/s/ Michael J. Phillips                     Trustee
-----------------------------
Michael J. Phillips

/s/ Raymond P. Tennison, Jr.                Trustee
-----------------------------
Raymond P. Tennison, Jr.

                                 EXHIBIT INDEX
                                 -------------

Exhibit        Description
  No.          of Exhibit
--------       ------------

(h)(6)         Letter Agreements regarding fee waivers and reimbursements

(j)(1)         Consent of Independent Accountants

(p)(1.6)       Code of Ethics of Brandywine Asset Management, LLC

(p)(1.11)      Code of Ethics of Frank Russell Group of Companies

(p)(1.19)      Code of Ethics of Standish Mellon Asset Management Company LLC

                             Russell Insurance Funds

                                FILE NO. 33-18030
                                FILE NO. 811-5371
                                -----------------

                                    EXHIBITS
                                    --------

                           Listed in Part C, Item 23
                       To Post-Effective Amendment No. 15
                              and Amendment No. 19
                                       to
                      Registration Statement on Form N-1A
                                     Under
                             Securities Act of 1933
                                      and
                         Investment Company Act of 1940